                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

         Check the appropriate box:

[ ]      Preliminary Proxy Statement         [ ]     Confidential, for Use of
                                                     the Commission Only
                                                     (as permitted by
                                                     Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              SCUDDER EQUITY TRUST
                           SCUDDER VALUE SERIES, INC.

               (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

[LOGO] Scudder
Investments

important news

SCUDDER CONTRARIAN FUND
SCUDDER-DREMAN FINANCIAL SERVICES FUND
SCUDDER-DREMAN HIGH RETURN EQUITY FUND
SCUDDER-DREMAN SMALL CAP VALUE FUND

While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.


--------------------------------------
                                                                            Q&A
Q What is happening?

A On December 3, 2001, Zurich Financial Services ("Zurich Financial"), the majority owner of Zurich Scudder Investments, Inc., your Fund's investment manager ("Scudder"), entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain U.K. operations which will be retained by the Zurich Financial entities. Following this transaction (the "Transaction"), Scudder will become part of Deutsche Asset Management and will change its name. Your Fund will continue to be branded and marketed as a "Scudder" fund.

As a result of the sale of Scudder to Deutsche Bank, your Fund's investment management agreement with Scudder will terminate. In order for Scudder to continue to serve as investment manager of your Fund, the Fund's shareholders must approve a new investment management agreement. The enclosed Proxy Statement gives you additional information on Deutsche Bank and the proposed new investment management agreement as well as certain other matters. You are being asked to vote on the new investment management agreement for your Fund, as well as, if you are a


--------------------------------------------------------------------------------
                                                              February 21, 2002

Q&A continued

--------------------------------------------------------------------------------
shareholder of Scudder Contrarian Fund, Scudder-Dreman High Return Equity Fund or Scudder-Dreman Small Cap Value Fund, the amendment and restatement of that corporation's Articles of Incorporation and if you are a shareholder of Scudder-Dreman Financial Services Fund, Scudder-Dreman High Return Equity Fund or Scudder-Dreman Small Cap Value Fund, a new sub-advisory agreement. The Board members of your Fund, including those who are not affiliated with Scudder or Deutsche Bank, unanimously recommend that you vote FOR the approval of the new investment management agreement for your Fund and each other proposal applicable to your Fund.

Q Why am I being asked to vote on the proposed new investment management agreement?

A The Investment Company Act of 1940, which regulates mutual funds in the United States such as your Fund, requires a shareholder vote to approve a new investment management agreement whenever there is a "change in control" of a fund's investment manager. The proposed sale of Scudder to Deutsche Bank will result in such a change of control and therefore requires shareholder approval of a new investment management agreement with your Fund in order for Scudder to continue serving as your Fund's investment manager.

Q What will happen if shareholders do not approve the new investment management agreement?

A If shareholders do not approve the new investment management agreement and the Transaction with Deutsche Bank is completed, the current investment management agreement will terminate and your Fund's Board will take such action as it deems to be in the best interests of your Fund, including entering into an interim investment management agreement with Scudder. This is discussed in more detail in the enclosed Proxy Statement under "Additional Information."


--------------------------------------------------------------------------------
                                               (continued on inside back cover)

                                                              February 21, 2002

Dear Shareholder:

   The Zurich Financial Services ("Zurich Financial") entities that currently own a majority of Zurich Scudder Investments, Inc. ("Scudder") have entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain Scudder U.K. operations, which will be retained by the Zurich Financial entities (the "Transaction"). Following the Transaction, Scudder will become part of Deutsche Asset Management, the marketing name in the United States for the asset management activities of Deutsche Bank and certain of its subsidiaries, and will change its name. Because of the Transaction, it is necessary for the shareholders of each of the funds for which Scudder acts as investment manager, including your Fund, to approve a new investment management agreement in order for Scudder to continue serving as investment manager.

   The following important facts about the Transaction are outlined below:

  . The Transaction will have no effect on the number of shares you own or the value of those shares.

  . The investment management fee rate applicable to your Fund under the new investment management agreement is the same as that currently in effect.

  . Your Fund's investment management agreement will still be with Scudder, and, except as noted below, the terms of the new investment management agreement will be substantially identical to the terms of the current investment management agreement. Scudder will be combined with and integrated into Deutsche Bank's investment management organization, and many of the personnel and resources of Deutsche Asset Management will be involved in managing your Fund. Under the new investment management agreement, Scudder would be authorized, subject to further Board approval, to appoint certain affiliates as sub-advisers. Scudder will retain full responsibility for the actions of any such sub-advisers.

  . The members of your Fund's Board, including those who are not affiliated with Scudder or Deutsche Bank, have carefully reviewed the proposed Transaction and unanimously recommend you vote in favor of the new investment management agreement.

   You are also being asked to approve certain other matters that have been set forth in the Notice of Special Meetings of Shareholders.

   Please take the time to read the enclosed materials.

   The question and answer section that begins on the front cover of the Proxy Statement discusses the proposals that require shareholder approval. The Proxy Statement itself provides greater detail about the proposals, why they are being made and how they apply to your Fund. The Board recommends that you read the enclosed materials carefully and vote in favor of each proposal.

   To vote, simply fill out the enclosed proxy card(s)--be sure to sign and date it--and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time by voting through the Internet or by telephone as described on the enclosed proxy card(s). Because all of the funds for which Scudder acts as investment manager are holding shareholder meetings regarding these and other issues, you may receive more than one proxy card. If so, please vote each one.

   Your vote is very important to us. If we do not hear from you by March 1, 2002 our proxy solicitor may contact you. Thank you for your response and for your continued investment with Scudder.

Respectfully,

/s/ MARK S. CASADY
Mark S. Casady
President

                            SCUDDER CONTRARIAN FUND
                    SCUDDER-DREMAN FINANCIAL SERVICES FUND
                    SCUDDER-DREMAN HIGH RETURN EQUITY FUND
                      SCUDDER-DREMAN SMALL CAP VALUE FUND

                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

   Please take notice that Special Meetings of Shareholders (each, a "Meeting") of each fund listed above (each such fund is referred to herein as a "Fund" and, collectively, the "Funds"), will be held jointly at the offices of Zurich Scudder Investments, Inc., 13/th Floor, Two International Place, Boston, Massachusetts 02110-4103, on March 28, 2002, at 4:00 p.m., Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the Meetings:

Proposal 1:For each Fund, to approve a new investment management agreement for the Fund with Zurich Scudder Investments, Inc.;

Proposal 2:(For shareholders of Scudder Contrarian Fund, Scudder-Dreman High
           Return Equity Fund and Scudder-Dreman Small Cap Value Fund only) to approve the amendment and restatement of Scudder Value Series, Inc.'s Articles of Incorporation; and

Proposal 3:(For shareholders of Scudder-Dreman Financial Services Fund,
           Scudder-Dreman High Return Equity Fund and Scudder-Dreman Small Cap Value Fund only) to approve a new sub-advisory agreement for each Fund between the Fund's investment manager and Dreman Value Management, L.L.C.

   The Board of each Fund unanimously recommends that shareholders vote FOR all applicable Proposals.

   The persons named as proxies will vote in their discretion on any other business that may properly come before a Meeting or any adjournments or postponements thereof.

   Holders of record of shares of each Fund at the close of business on February 8, 2002 are entitled to vote at a Meeting and at any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held.

   In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at a Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the concerned Fund or Funds present in person or by proxy at a Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                        By Order of the Boards,
                                                              /s/ JOHN MILLETTE
                                                                  John Millette
                                                                      Secretary

February 21, 2002

  IMPORTANT - We urge you to sign and date the enclosed proxy card(s) and return it in the enclosed addressed envelope which requires no postage (or to take advantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity of further solicitations. If you wish to attend the Meetings and vote your shares in person at that time, you will still be able to do so.

                                                              February 21, 2002

                            SCUDDER CONTRARIAN FUND
                    SCUDDER-DREMAN FINANCIAL SERVICES FUND
                    SCUDDER-DREMAN HIGH RETURN EQUITY FUND
                      SCUDDER-DREMAN SMALL CAP VALUE FUND
                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                             JOINT PROXY STATEMENT

                                    General

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees/Directors (the "Board," the Trustees/Directors of each of which are referred to as the "Trustees" of the relevant Board) of each of the trusts/corporations listed on Appendix 1 hereto (each trust/corporation is referred to as a "Trust" and, collectively, the "Trusts"). These proxies will be used at the Special Meeting of Shareholders of each fund listed above (each such fund is referred to herein as a "Fund" and, collectively, the "Funds"). These meetings are to be held jointly at the offices of Zurich Scudder Investments, Inc., investment manager of each Fund ("Scudder" or the "Investment Manager"), 13/th Floor, Two International Place, Boston, Massachusetts 02110-4103, on March 28, 2002, at 4:00 p.m., Eastern time, or at such later time made necessary by any and all adjournments or postponements thereof (each, a "Meeting"). The shareholders of each applicable Fund will vote separately on Proposals 1 and 3. The shareholders of Scudder Contrarian Fund, Scudder-Dreman High Return Equity Fund and Scudder-Dreman Small Cap Value Funds will vote together on Proposal 2. This Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about February 21, 2002 or as soon as practicable thereafter.

   Proposal 1 relates to the approval of a new investment management agreement for each Fund, Proposal 2 is only relevant to shareholders of Scudder Contrarian Fund, Scudder-Dreman High Return Equity Fund and Scudder-Dreman Small Cap Value Fund and relates to the approval of the amendment and restatement of Scudder Value Series, Inc.'s Articles of Incorporation, and Proposal 3 is only relevant to shareholders of Scudder-Dreman Financial Services Fund, Scudder-Dreman High Return Equity Fund and Scudder-Dreman Small Cap Value Fund and relates to the approval of a new sub-advisory agreement for each fund with Dreman Value Management, L.L.C. As discussed below, shareholder approval of the Proposals will have no effect upon the investment management fee rates currently in effect. The transaction is described below under "Information Concerning the Transaction and Deutsche Bank."

   The Board of each Fund unanimously recommends that shareholders vote FOR all applicable Proposals. The vote required to approve these Proposals is described below under "Additional Information."

   In the descriptions of the Proposals below, for simplicity, actions are described as being taken by a Fund that is a series of a Trust, although all actions are actually taken by the respective Trust on behalf of the applicable Fund.

   Each Fund provides periodic reports to its shareholders that highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for a Fund and a copy of any more recent semi-annual report, without charge, by calling (800) 791-9780 or writing the Fund, c/o Zurich Scudder Investments, Inc., at the address shown at the beginning of this Proxy Statement.

   The following table identifies the Funds entitled to vote on each Proposal.

                                              Scudder-Dreman
                                                High Return
                                              Equity Fund and
                                   Scudder    Scudder-Dreman    Scudder-Dreman
                                  Contrarian  Small Cap Value Financial Services
            Proposal                 Fund          Fund              Fund
            --------             ------------ --------------- ------------------
1. To approve a new investment   (check mark)  (check mark)      (check mark)
  management agreement for the
  Fund with Scudder.
2. To approve the amendment and  (check mark)  (check mark)
  restatement of Scudder Value
  Series, Inc.'s Articles of
  Incorporation.
3. To approve a new sub-advisory               (check mark)      (check mark)
  agreement for the Fund between
  the Fund's investment manager
  and Dreman Value
  Management, L.L.C.

                          Proposal 1: Approval of New
                        Investment Management Agreement

Introduction

   Scudder acts as the investment manager to each Fund pursuant to an investment management agreement entered into by each Fund and Scudder

(each, a "Current Investment Management Agreement" and collectively, the "Current Investment Management Agreements"). On December 3, 2001, Zurich Financial Services ("Zurich Financial"), which through subsidiaries currently owns a majority of the common stock of Scudder, entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). The Transaction Agreement contemplates that the Zurich Financial entities currently owning a majority of Scudder's common stock will acquire the balance of the common stock of Scudder so that the Zurich Financial entities as a group comprise the sole stockholder of Scudder. Deutsche Bank will then acquire 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), from the Zurich Financial entities. Following this transaction, Scudder will become part of Deutsche Asset Management, the marketing name in the U.S. for the asset management activities of Deutsche Bank and certain of its subsidiaries. The foregoing is referred to as the "Transaction." Deutsche Bank, a global financial institution, manages, directly and through its wholly owned subsidiaries, more than $500 billion in assets (as of December 31, 2001), including approximately $53 billion of assets in open- and closed-end investment companies managed in the United States.

   Consummation of the Transaction would constitute an "assignment," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of each Fund's Current Investment Management Agreement with Scudder. As required by the 1940 Act, each of the Current Investment Management Agreements provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, a new investment management agreement (each, a "New Investment Management Agreement" and collectively, the "New Investment Management Agreements" and, together with the Current Investment Management Agreements, the "Investment Management Agreements") between each Fund and Scudder is being proposed for approval by shareholders of each Fund. The form of New Investment Management Agreement is attached hereto as Exhibit A. The terms of the New Investment Management Agreement for each Fund are substantially identical to the terms of the corresponding Current Investment Management Agreement, except that, under the New Investment Management Agreement, Scudder would be authorized, subject to further Board approval, to appoint certain affiliates as sub-advisers. See "Differences Between the Current and New Investment Management Agreements." The material terms of each Current Investment Management Agreement are described under "Description of the Current Investment Management Agreements" below.

   In the event that the Transaction does not, for any reason, occur, each Current Investment Management Agreement will continue in effect in accordance with its terms.

   The information set forth in this Proxy Statement and any accompanying materials concerning the Transaction, the Transaction Agreement, Zurich Financial, Deutsche Bank and their respective affiliates has been provided to the Trusts by Zurich Financial and Deutsche Bank.

Board Approval and Recommendation

   On February 4, 2002, the Board of each Trust, including each Trustee who is not an "interested person" (an "Interested Person") of the Investment Manager, Deutsche Bank or the Trust within the meaning of the 1940 Act (each is referred to as a "Non-interested Trustee"), voted unanimously to approve the New Investment Management Agreements and to recommend their approval to shareholders.

   For information about the Boards' deliberations and the reasons for their recommendation, please see "Board Considerations" below.

   The Board of each Trust unanimously recommends that its shareholders vote in favor of the approval of the New Investment Management Agreement for that Fund.

Information Concerning the Transaction and Deutsche Bank

  Description of the Transaction

   On December 3, 2001, the majority owners of Scudder entered into a Transaction Agreement with Deutsche Bank. Under the Transaction Agreement, Deutsche Bank will acquire 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), for approximately $2.5 billion. Following this Transaction, it is proposed that Scudder will change its name to Deutsche Investment Management (Americas) Inc. and will become part of Deutsche Asset Management, expected to be the world's fourth largest asset management firm based on assets under management.

   The Transaction will take place in three steps:

  . First, in a merger pursuant to a separate Merger Agreement, the Zurich Financial entities that now own approximately 82% of Scudder's common stock will acquire the approximately 18% of Scudder's common stock now owned by Scudder's employee and retired employee stockholders. The employee and retired employee stockholders will receive cash for their shares, and the Security Holders Agreement among the current Scudder stockholders will terminate.

  . Second, Scudder will transfer its ownership interest in Threadneedle Investments to the Zurich Financial entities that will then own 100% of Scudder's common stock. As a result, Threadneedle Investments will no longer be a part of Scudder.

  . Finally, the Zurich Financial entities will sell 100% of the common stock of Scudder to Deutsche Bank for $2.5 billion, subject to certain adjustments.

   In connection with the Transaction, Zurich Financial has also agreed to acquire Deutsche Bank's European insurance businesses for EUR 1.5 billion; Deutsche Bank has agreed to acquire Zurich Financial's German and Italian asset management businesses in exchange for a financial agent network and a real estate and mutual fund consulting business owned by Deutsche Bank; and Deutsche Bank and Zurich Financial have entered into a broad strategic cooperation agreement. Information about Deutsche Bank is provided below under "Deutsche Bank."

   As discussed in the "Introduction" above, under the 1940 Act, the Transaction will cause all the current investment management agreements with registered funds managed by Scudder to terminate automatically. Client consents also will be required for the continuation of other Scudder advisory agreements. If a New Investment Management Agreement is not approved by a Fund's shareholders, the Current Investment Management Agreement would terminate upon completion of the acquisition of Scudder by Deutsche Bank. If such a termination were to occur, the Board of the affected Fund would make such arrangements for the management of that Fund's investments as it deems appropriate and in the best interests of that Fund, including (without limitation) re-submitting this Proposal for shareholder approval and/or entering into an interim investment management agreement with Scudder.

   The Transaction by which Deutsche Bank intends to acquire Scudder is subject to a number of conditions that are contained in the Transaction Agreement, including the approval of clients, including the Funds, representing at least 80% of Scudder's assets under management as of June 30, 2001. In addition, these conditions include, among others, the receipt of all material consents, approvals, permits and authorizations from appropriate governmental entities; the absence of any temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the Transaction;

that certain key agreements relating to the strategic partnership between Deutsche Bank and Zurich Financial are in full force and effect and all of the conditions in those agreements have been satisfied or waived; the representations and warranties of the parties to the Transaction are true and correct with such exceptions as would not have a material adverse effect on Scudder; the parties to the Transaction have performed in all material respects all obligations and covenants that they are required to perform; and the parties to the Transaction have delivered appropriate certificates and resolutions as to the authorizations in connection with the Transaction. The Transaction is expected to close early in the second quarter of 2002.

   Under the Transaction Agreement and the Merger Agreement, Scudder and its majority owners have agreed that they will, and will cause each of Scudder's subsidiaries engaged in the investment management business to, use their reasonable best efforts to ensure the satisfaction of the conditions set forth in Section 15(f) of the 1940 Act, as discussed under "Board Considerations," below.

   Appendix 2 provides information regarding Scudder's current business, including its stockholders, directors and officers.

  Deutsche Bank

   Deutsche Bank is a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management which, as of December 31, 2001, had more than $231 billion in assets under management. Deutsche Asset Management acts as investment manager to 96 U.S. open- and closed-end investment companies, which in the aggregate had approximately $53 billion in assets as of December 31, 2001.

   Deutsche Asset Management is comprised of several entities that are separately incorporated and registered as investment advisers. As proposed, Scudder will for the immediate future remain a separate entity within the Deutsche Asset Management group. Deutsche Bank intends to utilize a dual employee structure to integrate Scudder into Deutsche Asset Management. Deutsche Bank has guaranteed the obligations of each of its subsidiaries that has a contractual relationship with the Funds which, following the Transaction, will include Scudder.

    As discussed above, following the Transaction, Scudder will be a part of Deutsche Asset Management, which is part of the broader Private Client and Asset Management ("PCAM") group at Deutsche Bank. At that time, Thomas Hughes will continue to be the President of Deutsche Asset Management and the Chief Executive Officer of PCAM Americas Region. Edmond D. Villani will join the existing Deutsche Asset Management Global Executive Committee, as well as serve on the Americas leadership team. Mr. Villani is the President and Chief Executive Officer of Scudder.

   Following the Transaction, 100% of the outstanding voting securities of Scudder will be held by Deutsche Bank.

Board Considerations

   On April 27, 2001, Zurich Financial announced its intent to seek a strategic transaction involving its majority owned subsidiary, Scudder. Over the course of the following months, the Non-interested Trustees met numerous times by themselves, with their legal counsel and with senior Scudder and Zurich Financial personnel to discuss Scudder's organizational structure, expectations with respect to potential transactions and the potential benefits and risks to the Funds and other funds managed by Scudder and their shareholders from a strategic transaction. The Non-interested Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Scudder. These basic principles were communicated to Scudder and were intended to be shared with any potential strategic partner.

   On September 23, 2001, Zurich Financial and Deutsche Bank entered into a "heads of agreement" whereby Deutsche Bank agreed, subject to a number of contingencies (including the execution of a definitive transaction agreement), to acquire 100% of Scudder (not including certain of Scudder's U.K. operations) from Zurich Financial. At a meeting on September 24, 2001, the Trustees met with senior Scudder and Deutsche Bank personnel to discuss the proposed acquisition of Scudder by Deutsche Bank, the general corporate structure of Deutsche Bank, the background of certain key employees of Deutsche Bank and Scudder's views on the proposed acquisition.

   As part of their due diligence, the Non-interested Trustees separately discussed items they wanted to raise with Deutsche Bank and Scudder in connection with the proposed transaction and directed their counsel to create lists of issues for discussion, which were provided to Scudder and Deutsche

Bank. In addition, the Non-interested Trustees engaged various consultants to help them evaluate the proposed transaction.

   On October 9, 2001, the Non-interested Trustees met with the chief executive officer of Deutsche Asset Management to discuss the proposed acquisition of Scudder, Deutsche Bank's strategic views of the mutual fund business and Deutsche Bank's proposed strategy for managing the Funds and other funds managed by Scudder.

   On December 3, 2001, Zurich Financial and Deutsche Bank signed a definitive agreement finalizing Deutsche Bank's agreement to acquire Scudder in accordance with the "heads of agreement." Thereafter, on many occasions, the Non-interested Trustees were given extensive information about the Transaction, and Scudder and Deutsche Bank responded to numerous issues and questions raised by the Non-interested Trustees. The Non-interested Trustees met many times between December 3, 2001 and February 4, 2002 with legal counsel to discuss the Transaction and Deutsche Bank's and Scudder's responses to their issues lists and questions. They carefully reviewed the materials presented by Deutsche Bank and Scudder and met with many senior Deutsche Bank and Scudder personnel, including a meeting on January 14, 2002 with certain members of the Group Executive Committee of Deutsche Bank.

   Throughout the process, the Non-interested Trustees had the assistance of legal counsel, who advised them on, among other things, their duties and obligations. As a result of their review and consideration of the Transaction and the proposed New Investment Management Agreements, at a meeting on February 4, 2002, the Board of each Trust voted unanimously to approve the New Investment Management Agreements and to recommend them to the shareholders of each Fund for their approval.

   In connection with its review, each Board obtained substantial information regarding: the management, financial position and business of Deutsche Bank; the history of Deutsche Bank's business and operations; the investment performance of the investment companies advised by Deutsche Asset Management; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction; and the future plans of Deutsche Bank and Scudder with respect to Scudder's affiliated entities and the Funds. Each Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that Deutsche Bank intends to bring to the combined organization and the process being followed by Deutsche Bank and Scudder to integrate their organizations. Each Board also reviewed current and pro forma staffing and financial information for the combined organization, along with Deutsche Bank's plans to reduce its expenses through reduction of organizational redundancies and the achievement of synergies and efficiencies. Deutsche Bank represented that although it expects to achieve significant savings over the combined stand-alone expense bases for the Deutsche Asset Management and Scudder organizations, it will be able to spend more than Scudder spent independently, and that Deutsche Bank's expense savings could be achieved without adversely affecting the Funds.

   In responding to the Non-interested Trustees' inquiries, Deutsche Bank identified as one of its main goals the maximization of value for the Funds' shareholders and for the shareholders of other funds managed by Scudder through its efforts to deliver superior investment performance, distinctive shareholder service experiences and competitive expense ratios.

   Deutsche Bank identified as one of the key focuses of the Transaction the creation of a single disciplined, globally integrated investment management organization combining the strengths of the various investment advisory entities that comprise Deutsche Asset Management and Scudder. The Non-interested Trustees met with the chief global investment officer of the proposed combined organization, who articulated Deutsche Bank's plan to create a global research-centric investment management organization. He informed the Trustees that Deutsche Bank intended to streamline and upgrade the combined organization's portfolio management teams, while providing them with improved portfolio analytics and tools, and implementing close management oversight. He said that all investment personnel for the combined organization, with some exceptions for specialized fixed-income and international equity products, will be located in New York.

   Each Board considered that Deutsche Bank proposed a new chief global investment officer and other significant personnel changes for Scudder. Each Board also considered that, for a number of funds managed by Scudder, Deutsche Bank intended to change the fund's portfolio managers after consummation of the Transaction. Each Board considered the experience and track records of identified senior investment personnel that would be part of the combined investment management organization. Each Board also considered the proposed structure of the combined trading platform, including the use of brokerage commissions to generate "soft dollars" to pay for research-related services and proposed policies, procedures and practices with respect to trading with Deutsche Bank and its affiliates.

   Each Board considered Deutsche Bank's plans for distribution and marketing, shareholder servicing, investment operations, accounting and administration. Each Board noted that Deutsche Bank represented that it expected the management teams and personnel currently providing these services to the Funds, and the systems currently used by them to support these functions, to remain largely in place.

   In connection with its deliberations, each Board obtained certain assurances from Deutsche Bank, including the following:

  . Deutsche Bank has provided each Board with such information as is reasonably necessary to evaluate the New Investment Management Agreements.

  . Deutsche Bank's acquisition of Scudder enhances its core focus of expanding its global asset management business. With that focus, Deutsche Bank will devote to Scudder and its affairs the attention and resources designed to provide for each Fund top quality investment management, shareholder, administrative and product distribution services.

  . The Transaction is not expected to result in any adverse change in the investment management or operations of the Funds; and Deutsche Bank does not anticipate making any material change in the manner in which investment advisory services or other services are rendered to each Fund which has the potential to have a material adverse effect upon any Fund.

  . Deutsche Bank is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Scudder and its affiliates, or superior thereto.

  . In order to retain and attract key personnel, Deutsche Bank intends to maintain overall compensation and performance incentive policies and practices at market levels or better.

  . Deutsche Bank intends to maintain the distinct brand quality of the funds managed by Scudder and is committed to strengthening and enhancing the brand and the intermediary distribution channels.

  . Deutsche Bank will promptly advise each Board of decisions materially affecting the Deutsche Bank organization as they relate to the Funds. Deutsche Bank has represented to each Board that neither this, nor any of the other above commitments, will be altered by Deutsche Bank without the Board's prior consideration.

   Deutsche Bank and Zurich Financial each assured each Board that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board of each Fund is in compliance with this provision of Section 15(f). Upon consummation of the Transaction, it is expected that Linda C. Coughlin, currently an Interested Person of each Trust, will resign from each Board and that a senior executive of Deutsche Bank will be appointed by the Board of each Fund to fill the vacancy created by Ms. Coughlin's resignation. In addition, after careful review and consideration, the Non-interested Trustees of each Board determined that it would be in the best interests of the Fund to add to the Board an individual who currently acts as a non-interested board member of certain funds managed by Deutsche Asset Management. Deutsche Bank believes, and the Board members of each Fund agreed, that these changes in the Board composition will facilitate the integration of Scudder into Deutsche Asset Management by providing perspective and insight relating to experience working with the Deutsche Bank organization. The Nominating and Governance Committee intends to consider a number of candidates and, as a result, the Non-interested Trustees expect to appoint an additional Board member from those candidates who currently act as non-interested board members of funds managed by Deutsche Asset Management. If reconstituted as proposed, the Board of each Fund will continue to be in compliance with Section 15(f).

   To meet the second condition of Section 15(f), an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

   Deutsche Bank and Zurich Financial are not aware of any express or implied term, condition, arrangement or understanding that would impose an

"unfair burden" on any Fund as a result of the Transaction. Deutsche Bank and Zurich Financial have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on any Fund in connection with the Transaction. In furtherance thereof, Scudder has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds' shareholders, as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel and consultants to the Funds and the Non-interested Trustees. In addition, because it is possible that the Board of each Fund may hold a series of special Board meetings following the closing of the Transaction in order to facilitate the integration of the management of the Funds into Deutsche Asset Management, Scudder has undertaken to waive or reimburse each Fund a portion of its management fee payable during the first year following the closing of the Transaction to ensure that the expenses associated with such meetings would not be borne by the Funds. Furthermore, Deutsche Bank has agreed to indemnify each Fund and the Non-interested Trustees from and against any liability and expenses based upon any misstatements and omissions by Deutsche Bank to the Non-interested Trustees in connection with their consideration of the Transaction.

   Each Board noted that, in previously approving the continuation of the Current Investment Management Agreements, the Board had considered numerous factors, including the nature and quality of services provided by Scudder; investment performance, both of the Funds themselves and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and relative peer groups; Scudder's profitability from managing the Funds; fall-out benefits to Scudder from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Scudder; and the potential benefits to Scudder, the Funds and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

   In addition, in considering whether to approve the New Investment Management Agreement for each Fund (the terms of which are substantially identical to the terms of the Current Investment Management Agreement for each Fund except as described below under "Differences Between the Current and New Investment Management Agreements"), each Board considered the potential benefit to the Funds of providing the Investment Manager more flexibility in structuring portfolio management services for each Fund. Each Board recognized that it may be beneficial to the Funds to allow the Investment Manager to take advantage of the strengths of other entities within the Deutsche Bank organization by permitting the Investment Manager to delegate certain portfolio management services to such entities, and to do so, to the extent permissible by law, without incurring the expense of obtaining further shareholder approval. In addition, the Board considered that (i) any restructuring of the provision of portfolio management services provided to the Funds would require the prior approval of a majority of the members of a Fund's Board, including a majority of the Non-interested Trustees; and (ii) the management expenses incurred by the Funds would not be affected by any action taken to delegate services to other Deutsche Bank entities or their employees in reliance on the New Investment Management Agreements because any fees paid to a sub-adviser would be paid by the Investment Manager and not by the Funds. Scudder will retain full responsibility for the actions of any such sub-adviser or delegates.

   As a result of their review and consideration of the Transaction and the New Investment Management Agreements, at a meeting on February 4, 2002, the Board of each Fund, including the Non-interested Trustees of each Fund, voted unanimously to approve the New Investment Management Agreements and to recommend them to the Funds' shareholders for their approval.

Transfer Agent, Shareholder Service Agent and Principal Underwriter

   Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, computes net asset value for each Fund. Scudder Investments Service Company ("SISC"), an affiliate of Scudder, serves as the transfer agent and dividend-paying agent for certain of the Funds. SISC also serves as shareholder servicing agent for certain of the Funds. Scudder Service Corp. ("SSC"), an affiliate of Scudder, serves as the transfer agent for Class S shares of each Fund (to the extent a Fund offers such shares). Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606-5808, a subsidiary of Scudder, provides information and administrative services for Class A, B and C shareholders of each Fund. SDI is also the principal underwriter and distributor of each Fund's Class A, B, C and I shares (to the extent a Fund offers such shares) and acts as agent of each Fund in the sale of such shares. For the Class B shares and Class C shares of each Fund, SDI receives a Rule 12b-1 distribution fee of 0.75%, and, for the Class A shares, Class B shares and Class C shares, a shareholder services fee of up to 0.25%, of average daily net assets of each such class. Scudder Investor Services, Inc. ("SISI"), Two International Place, Boston, Massachusetts 02110-4103, an affiliate of Scudder, performs certain administrative functions for each Fund and is the principal underwriter and distributor of each Fund's Class S shares (to the extent a Fund offers such shares). Appendix 3 sets forth for each Fund the fees paid to SFAC, SISC, SSC, SDI and SISI during the last fiscal year of each Fund.

   SFAC, SISC and SSC will continue to provide fund accounting, transfer agency and shareholder services, respectively, to the Funds, as described above, under the current arrangements if the New Investment Management Agreements are approved. In addition, in light of the fact that the agreements with SDI and SISI will, by their terms, terminate upon the closing of the Transaction, at a meeting on February 4, 2002, the Boards unanimously approved the continuation of these agreements following the closing of the Transaction. As such, SDI and SISI will continue to provide administrative, underwriting and distribution services under the current arrangements if the New Investment Management Agreements are approved. All expenses related to the provision of these services to the Funds, with the exception of the Rule 12b-1 distribution fee and shareholder services fee paid by the Funds to SDI as described above, are currently paid for by Scudder in exchange for a unitary administrative fee, as described below.

   Exhibit B sets forth (as of each fund's last fiscal year end) the fees and other information regarding investment companies advised by Scudder that have similar investment objectives to any of the Funds. (See Appendix 4 for information regarding the management fee rate, net assets and aggregate management fee paid for each Fund.)

Brokerage Commissions on Portfolio Transactions

   Scudder places orders for portfolio transactions on behalf of the Funds with issuers, underwriters or other brokers and dealers. When it can be done consistently with the policy of obtaining the most favorable net results, Scudder may place such orders with brokers and dealers who supply brokerage and research services to Scudder or a Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Scudder is authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of research, services. In selecting brokers and dealers with which to place portfolio transactions for a Fund, Scudder may consider sales of shares of the Funds and of any funds managed by Scudder. The placement of portfolio transactions is supervised by Scudder. Following the closing of the Transaction, Scudder's trading system and related brokerage policies may, in part or in whole, be conformed to those of Deutsche Bank. Deutsche Bank has represented that its policies are similar in all material respects to those of Scudder, and that it does not expect that the types and levels of portfolio transactions/placements with particular brokers will materially differ from those of Scudder in the past.

Description of the Current Investment Management Agreements

   General. Under each Current Investment Management Agreement, Scudder provides each Fund with continuing investment management services. The Investment Manager also determines which securities shall be purchased, held or sold, and what portion of each Fund's assets shall be held uninvested, subject to each Trust's Declaration of Trust, By-Laws, the investment objectives, policies and restrictions set forth in each Fund's registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"), and such policies and instructions as the Trustees may determine.

   Investment Manager's Responsibilities. Each Current Investment Management Agreement states that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in each Fund's registration statement, pay each Fund's office rent, render significant administrative services on behalf of each Fund (not otherwise provided by third parties) necessary for each Fund's operating as an open-end investment company including, but not limited to, preparing reports to and meeting materials for each Trust's Board and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, and to the extent appropriate, monitoring the performance of various third-party and affiliated service providers to each Fund (such as each Fund's transfer and pricing agents, fund accounting agents, custodians, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC" or the "Commission") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the registration statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by each Fund's transfer agent; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax return pursuant to
Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining or causing to be maintained for each Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by each Fund's custodian or other agents of each Fund; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting issues that may arise with respect to each Fund's operations and consulting with each Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring each Fund's operating expense budgets; reviewing each Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting each Fund in determining the amount of dividends and distributions available to be paid by each Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting each Trust, as it may reasonably request, in the conduct of each applicable Fund's business, subject to the direction and control of each Trust's Board.

    Fund Expenses. Under each Current Investment Management Agreement, each
Fund is responsible for other expenses, such as organizational expenses (including out-of-pocket expenses, but excluding the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of each Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of each Fund's transfer agent; expenses of preparing share certificates and any other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; compensation and expenses of Non-interested Trustees; the cost of printing and distributing reports, notices and dividends to current shareholders; the fees and expenses of each Funds' accounting agent for which each of the Funds is responsible pursuant to the applicable Fund Accounting Services Agreement; and the fees and expenses of each Fund's custodians, subcustodians, dividend disbursing agents and registrars./1/ Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of that Fund. Each Fund is also responsible for expenses of shareholders' and other meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify officers and Trustees of each
--------
/(1)/ Certain expenses of most Funds are currently being borne by Scudder pursuant to an administrative services agreement between Scudder and those Funds. In turn, those Funds pay an annual administrative services fee to Scudder, as described in Appendix 5.

Trust with respect thereto. Each Fund is also responsible for the maintenance of books and records which are required to be maintained by each Fund's custodian or other agents of each Trust; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by each Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of each Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Investment Manager; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of each Fund's portfolio securities; and other expenses.

   Expenses Paid by the Investment Manager. The Investment Manager is responsible for the payment of the compensation and expenses of all Trustees, officers and executive employees of each Trust (including each Fund's share of payroll taxes) who are affiliated with the Investment Manager and making available, without expense to each Fund, the services of such Trustees, officers and employees as may be duly elected officers of each Trust, subject to their individual consent to serve and to any limitations imposed by law. Each Fund is responsible for the compensation and the fees and expenses (specifically including travel expenses relating to Fund business) of Trustees, officers and employees not affiliated with the Investment Manager. Under each Current Investment Management Agreement, the Investment Manager also pays each Fund's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Trustees and officers of each Trust who are directors, officers or employees of the Investment Manager. During each Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by a Trust to any of its officers or Trustees who were affiliated with the Investment Manager.

   Compensation Paid to the Investment Manager. In return for the services provided by Scudder as investment manager, and the expenses it assumes under each Current Investment Management Agreement, each Fund pays the Investment Manager a management fee which is accrued daily and payable monthly. The management fee rate for each Fund is set forth in Appendix 4.

   Liability of the Investment Manager. Each Current Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which such Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such Agreement.

   Termination of the Agreement. Each Current Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. Each Fund may agree to terminate its Current Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board. In addition, each Current Investment Management Agreement may also be terminated at any time without penalty by the vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board if a court establishes that the Investment Manager or any of its officers or directors has taken any action resulting in a breach of the Investment Manager's covenants under the Investment Management Agreement. As stated above, each Current Investment Management Agreement automatically terminates in the event of its assignment.

Additional Information About the Investment Management Agreements

   The date of each Current Investment Management Agreement, the date when each Current Investment Management Agreement was last approved by the shareholders of each Fund, the date when each New Investment Management Agreement was approved by the Trustees of each Fund and the termination date (unless continued) of each New Investment Management Agreement is included in Appendix 6.

The New Investment Management Agreements

   The New Investment Management Agreement for each Fund will be dated as of the date of the consummation of the Transaction, which is expected to occur early in the second quarter of 2002. Each New Investment Management Agreement will be in effect for an initial term ending on September 30, 2002 (the same term as would apply under the corresponding Current Investment Management Agreement but for the Transaction), and may be continued thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" (as defined below under "Additional Information") of each Fund, or by the Board and, in either event, the vote of a majority of the Non-interested Trustees, cast in person at a meeting called for such purpose. In the event that shareholders of a Fund do not approve the New Investment Management Agreement, the Current Investment Management Agreement will terminate if the Transaction is consummated. In such event, the Board of such Trust will take such action, if any, as it deems to be in the best interests of the Fund, including (without limitation) re-submitting this Proposal for shareholder approval and/or entering into an interim investment management agreement with Scudder. In the event the Transaction is not consummated, Scudder will continue to provide services to each Fund in accordance with the terms of each Current Investment Management Agreement for such periods as may be approved at least annually by the Board, including a majority of the Non-interested Trustees.

Differences Between the Current and New Investment Management Agreements

   The terms of the New Investment Management Agreement for each Fund are substantially identical to the terms of the corresponding Current Investment Management Agreement, except that, to the extent permissible by law, pursuant to each New Investment Management Agreement, the Investment Manager would be authorized to appoint certain of its affiliates as sub-advisers to perform certain of the Investment Manager's duties. In such cases, the Investment Manager would also be authorized to adjust the duties, the amount of assets to be managed and the fees paid to any such affiliated sub-advisers. These affiliated sub-advisers must be entities that the Investment Manager controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the Non-interested Trustees and the full Board. Shareholders of a Fund that are affected by any adjustment would receive prompt notice following approval by the Non-interested Trustees. The management fee rates paid by the Funds would not increase as a result of any such action; all fees incurred by a sub-adviser will continue to be the responsibility of the Investment Manager. The Investment Manager will retain full responsibility for the actions of any such sub-adviser or delegates.

   The investment management fee rates paid by the Funds under the New Investment Management Agreements are the same as those currently in effect.


The Trustees of each Trust unanimously recommend that shareholders of each Fund vote FOR the approval of a New Investment Management Agreement for that Fund.

                            Proposal 2: Approval of
                 Articles of Amendment and Restatement of the
                 Articles of Incorporation for Shareholders of
      Scudder Contrarian Fund, Scudder-Dreman High Return Equity Fund and
                   Scudder-Dreman Small Cap Value Fund Only

   The Board of Directors (the "Board," the Directors of which are referred to in this Proposal as "Directors") of Scudder Value Series, Inc. has approved and recommends that shareholders approve a comprehensive amendment and restatement of Scudder Value Series, Inc.'s Articles of Incorporation, as amended and supplemented (the "Articles"). The purpose of the proposed amendment and restatement is to provide Scudder Value Series, Inc. with additional flexibility under Maryland law and conform the Articles more consistently with industry practice. A copy of the proposed amendment and restatement of the Articles in the form being presented for approval, and as approved by the Board, is set forth as Exhibit C to this Proxy Statement. A summary of the material changes that the amendment and restatement will effect are described below. Shareholders of Scudder Value Series, Inc. are urged to review Exhibit C carefully. The Board believes that the proposed amendment and restatement of the Articles is in the best interest of Scudder Value Series, Inc. and its Funds. If shareholders do not approve the proposed amendment and restatement, the existing Articles will remain in effect.

(a)  Quorum

   The Board recommends amending Scudder Value Series, Inc.'s Articles to provide that the presence in person or by proxy of the holders of one-third of the shares of Scudder Value Series, Inc.'s stock entitled to vote would constitute a quorum at any meeting of shareholders. Currently, the Articles are silent as to the required quorum. Under Maryland law, unless the articles of incorporation provide otherwise, a majority of all votes entitled to be cast at a shareholder's meeting constitutes a quorum. Establishing that one-third of Scudder Value Series, Inc.'s outstanding shares constitutes a quorum should enable Scudder Value Series, Inc. to conduct future shareholders' meetings without incurring the increased burden and expense of soliciting votes from at least a majority of Scudder Value Series, Inc.'s shares in order to achieve a quorum. The amendment would not affect the number of shares required to adopt proposals under Maryland law or the 1940 Act.

(b)  Liability of Directors and Officers

   After Scudder Value Series, Inc. was organized, the Maryland General Corporation Law was revised to permit a Maryland corporation to limit the liability of its directors and officers under certain circumstances. Scudder Value Series, Inc.'s Board has approved, and recommends that shareholders approve, an amendment to Scudder Value Series, Inc.'s Articles to reflect current Maryland law.

   Maryland law is similar to the laws of most other states, including Delaware, which limit the risk of personal liability of corporate directors and, in many cases, officers. These laws respond to concerns about increased litigation against corporate directors and officers and resulting increased cost and limited availability of liability insurance for directors and officers. Concerns also have been raised about the willingness of qualified persons to serve as directors and officers and the potential for adverse effects on decision making by persons who serve as directors and officers.

   The proposed amendment to the Articles would provide that to the fullest extent permitted by Maryland law and the 1940 Act, no Director or officer of Scudder Value Series, Inc. shall have any liability to Scudder Value Series, Inc. or its shareholders for monetary damages.

   If the proposed amendment is approved by shareholders, subject to the limitations described below, Scudder Value Series, Inc.'s Directors and officers would no longer be personally liable for monetary damages in a suit brought by or on behalf of Scudder Value Series, Inc. against the Directors and officers for a breach of their fiduciary duty. The Directors and officers would continue, however, to have personal liability for monetary damages in suits brought by or on behalf of Scudder Value Series, Inc. in circumstances in which the Maryland General Corporation Law or the 1940 Act does not permit their personal liability to be limited, as follows: (a) under the Maryland General Corporation Law, to the extent that (i) it is proved that a director or officer received an improper benefit or profit in money, property or services, for the amount of such improper benefit or profit, or (ii) a judgment or other final adjudication adverse to a director or officer is entered in a proceeding based on a finding that his action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding; and (b) under the 1940 Act, to the extent that such proposed amendment would be effective to (i) require a waiver of compliance with any provision of the 1940 Act or the Securities Act of 1933, as amended (the "Securities Act") or of any valid rule, regulation or order of the SEC under the 1940 Act or the Securities Act, or (ii) protect or purport to protect any Director or officer of Scudder Value Series, Inc. against any liability to Scudder Value Series, Inc. or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In circumstances in which the personal liability of directors and officers is limited, claims made by or on behalf of Scudder Value Series, Inc. against them would be limited to equitable remedies such as an injunction.

   The proposed amendment would apply only to claims against a director or officer arising out of his role as director or officer, not to his responsibilities under other laws. It also will not limit possible liability to third parties (acting in a capacity other than as a stockholder) under tort or contract law.

   If Maryland law is subsequently amended so as to permit further limitation of the monetary liability of directors and officers, then under the proposed amendment such liability will be limited to the fullest extent permitted (but subject to the limitations described above with respect to the 1940 Act or the Securities Act) without further action by Scudder Value Series, Inc.'s shareholders. Scudder Value Series, Inc. is not aware of any proposed or anticipated changes to Maryland law which would affect the personal liability of directors or officers of Maryland corporations. The proposed amendment and restatement of the Articles would assure Directors and officers that its protections could not subsequently be withdrawn with respect to actions arising from events and omissions occurring prior to withdrawal.

   Under the new provisions, in certain circumstances, Scudder Value Series, Inc. and its shareholders will lose the right to recover monetary damages from the Directors and officers who might otherwise have been found liable for monetary damages. In addition, Directors and officers may be entitled to more liberal indemnification from Scudder Value Series, Inc. in suits brought by or on behalf of Scudder Value Series, Inc. To the extent that certain claims against directors and officers involving a breach of duty are limited to equitable remedies, the proposed amendment may result in the reduced likelihood of derivative litigation and may discourage the initiation of suits against directors and officers for breach of their duty of care.

   No litigation of the type covered by the proposed amendment is currently pending or threatened against any Director or officer of Scudder Value Series, Inc. No occasion has arisen in which Scudder Value Series, Inc. was required to pay any amount in indemnification of any Director or officer of Scudder Value Series, Inc. In addition, although Scudder Value Series, Inc. has not experienced difficulty in attracting and retaining highly qualified directors and officers, the Board believes that the proposed amendment will enhance its ability to attract and retain such directors and officers in the future.

   The Board believes that, in view of the proliferation of litigation against corporate directors and officers in which difficult business judgments are tested with the benefit of hindsight, and the need to attract and retain corporate directors and officers who can make significant corporate decisions in the best interest of Scudder Value Series, Inc. with the reduced threat of personal liability, the proposed amendment is in the best interest of Scudder Value Series, Inc. and its shareholders. Although the current Directors of Scudder Value Series, Inc. may personally benefit from the adoption of this proposed amendment and are thus subject to a conflict of interest in proposing its approval, the Board believes, for the reasons stated above, that approval of this proposed amendment is in the best interest of Scudder Value Series, Inc. and its Funds.

(c)  Conversion to a Master/Feeder Fund Structure

   The Board recommends amending Scudder Value Series, Inc.'s Articles to permit the Board to determine that the objectives of Scudder Value Series, Inc. would be achieved more efficiently, while retaining its current distribution arrangements, by investing in a master fund in a master/feeder structure as described below, and in that case cause each series of Scudder Value Series, Inc. to do so without further approval by shareholders.

   A master/feeder fund structure is one in which a fund (a feeder fund), instead of investing directly in a portfolio of securities, invests all of its investment assets in another investment company (the master fund) with substantially the same investment objectives and policies as the feeder fund. Such structure permits the pooling of assets of two or more feeder funds in the master fund in an effort to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and/or distribution channels at the feeder fund level. An existing fund could convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and the realization of taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

   In this regard, the Maryland General Corporation Law permits a Maryland corporation, at the discretion of its board of directors, to transfer its assets to an entity or entities of which all of the equity interests are owned by the transferring corporation. This provision would permit Scudder Value Series, Inc. to convert any of its existing funds into a feeder fund by contributing fund assets to an entity or entities owned by Scudder Value Series, Inc., at such time as the Board deems such a transfer to be advisable.

   The Board, having determined to amend and restate the Articles to make this discretionary power express, has adopted the following resolutions:

   RESOLVED, that Scudder Value Series, Inc.'s Articles of Incorporation be amended to add the following article:

   Scudder Value Series, Inc. shall be empowered to transfer some or all of its assets to any entity or entities of which all of the equity interests are owned by Scudder Value Series, Inc. at the time of transfer for the purpose of creating a master-feeder or similar structure in accordance with the Investment Company Act of 1940, as amended, the precise structure of such transfer of assets to be determined by action of Scudder Value Series, Inc.'s Board of Directors as constituted at the time such Board of Directors deems any such transfer to be advisable; and

   RESOLVED FURTHER, that the Board of Directors declares such amendment to be advisable and directs that the proposed amendment be submitted for consideration at the special meeting of shareholders of Scudder Value Series, Inc. to be held on March 28, 2002.

   A master fund must have the identical investment objective and substantially the same investment policies as its feeder funds. This means that the assets of the master fund are invested in the same types of securities in which its feeder funds are authorized to invest.

   Scudder believes that, generally, the larger the pool of assets being managed the more efficiently and cost-effectively it can be managed. Because a master fund pools the assets of multiple feeder funds, it provides an effective means of creating larger assets pools. Whether the Board would exercise its discretionary authority to convert a fund to a master/feeder fund structure would depend upon the existence of appropriate opportunities to pool the fund's assets with those of other feeder funds. The primary motivation for considering a master/feeder fund structure is to seek to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and/or distribution channels at the feeder level. The Directors' decision to convert a fund would be based upon their determination that it would be in the best interest of both the fund and its shareholders.

   A feeder fund can withdraw its investment in a master feeder fund at any time if its board determines that it is in the best interest of the shareholders to do so or if the investment policies or restrictions of the master fund were changed so that they were inconsistent with the policies and restrictions of the feeder fund. Upon any such withdrawal, the board of the fund would consider what action might be taken, including the investment of all the assets of the fund in another pooled investment entity having substantially the same investment objectives and policies as the fund or the investment of the fund's assets directly in accordance with its investment objective and policies.

(d)  Operational Matters

   The proposed amendment and restatement would set forth in greater detail the manner in which Scudder Value Series, Inc. conducts its operations. In particular, the proposed amendment would expressly provide that the Board may classify or reclassify any unissued shares of Scudder Value Series, Inc. into separate series or classes. The proposed amendment would also provide for certain other non-material operational changes. If the proposed amendment is approved by the shareholders, it is anticipated that the day-to-day operations of Scudder Value Series, Inc. would be substantially the same as its current operations, but such amendment will bring Scudder Value Series, Inc.'s Articles in line with industry standards.

    The Directors of Scudder Value Series, Inc. unanimously recommend that shareholders of Scudder Contrarian Fund, Scudder-Dreman High Return
         Equity Fund and Scudder-Dreman Small Cap Value Fund vote FOR
            Approval of the Articles of Amendment and Restatement.

 Proposal 3: Approval of Sub-Advisory Agreements With Dreman Value Management, L.L.C. with Respect to Scudder-Dreman Financial Services Fund, Scudder-Dreman
        Small Cap Value Fund and Scudder-Dreman High Return Equity Fund

  Scudder-Dreman Financial Services Fund and Scudder-Dreman Small Cap Value Fund

   Scudder has entered into two separate sub-advisory agreements (the "Current DVM Sub-Advisory Agreements"), on behalf of Scudder-Dreman Small Cap Value Fund ("Small Cap Value Fund") and Scudder-Dreman Financial Services Fund ("Financial Services Fund") (collectively, the "Dreman Funds"), with Dreman Value Management, L.L.C. ("DVM") pursuant to which DVM furnishes information, investment recommendations, advice and assistance to Scudder.

   The Current DVM Sub-Advisory Agreements provide for their automatic termination in the event of the termination (due to assignment or otherwise) of the Current Investment Management Agreements applicable to the Dreman Funds. As discussed in Proposal 1, consummation of the Transaction would constitute an assignment of the Current Investment Management Agreements and will therefore cause a termination of the Current DVM Sub-Advisory Agreements. Accordingly, a new sub-advisory agreement between Scudder and DVM (the "New DVM Sub-Advisory Agreement") is being proposed for approval by shareholders of each Dreman Fund. A form of the New DVM Sub-Advisory Agreement is attached hereto as Exhibit D. The terms of the New

DVM Sub-Advisory Agreements are substantially identical to the terms of the Current DVM Sub-Advisory Agreements. The material terms of the Current DVM Sub-Advisory Agreements are described under "Description of the Current DVM Sub-Advisory Agreements" below. The description of the New DVM Sub-Advisory Agreements is qualified in its entirety by reference to Exhibit D.

   In the event that the Transaction does not, for any reason, occur, the Current DVM Sub-Advisory Agreements will continue in accordance with their terms, as more fully described below.

Board Considerations

   On February 4, 2002, the Board, including the Non-interested Trustees, of each Dreman Fund voted unanimously to approve the New DVM Sub-Advisory Agreements proposed by Scudder and to recommend their approval to the shareholders of the Dreman Funds.

   In considering whether to approve the New DVM Sub-Advisory Agreements, each Board considered similar factors to those it considered in approving the New Investment Management Agreement, to the extent applicable. (See Proposal 1 for more information regarding the Board's evaluation.) Based on the facts that (i) the sole reason the Boards considered the New DVM Sub-Advisory Agreements was due to the effects of the Transaction on the Current Investment Management Agreements and unrelated to the performance or structure of DVM and (ii) the New DVM Sub-Advisory Agreements are substantially identical to the Current DVM Sub-Advisory Agreements, the Boards did not conduct a special review on the operations of DVM in approving the New DVM Sub-Advisory Agreements.

   Each Board unanimously recommends that shareholders vote in favor of the approval of the applicable New DVM Sub-Advisory Agreement.

Description of the Current DVM Sub-Advisory Agreements

   Under the Current DVM Sub-Advisory Agreements, DVM provides subadvisory services relating to the management of the Dreman Funds' assets, including managing the investment and reinvestment of the Dreman Funds' assets in accordance with the applicable investment objectives, policies and limitations and subject to the supervision of Scudder and the Boards of the Dreman Funds and placing orders for the purchase or sale of portfolio securities for the Dreman Funds. DVM is required to provide reports upon request on portfolio transactions and reports on assets held in the Dreman

Funds and will also inform Scudder, for itself and on behalf of the Dreman Funds, of developments materially affecting the Dreman Funds. DVM is also required to maintain an appropriate compliance program to ensure that the services it provides under the Current DVM Sub-Advisory Agreements are performed in a manner consistent with the applicable laws and the terms of the Agreements.

   Pursuant to the Current DVM Sub-Advisory Agreements, DVM, at its expense, will assume and pay all of the costs and expenses of performing its obligations under the Agreements, including the furnishing of related office facilities and equipment and clerical, bookkeeping and administrative services for the Dreman Funds.

   Under the Current DVM Sub-Advisory Agreement relating to the Small Cap Value Fund, DVM receives a monthly fee equivalent to an annual rate of 0.375% of the first $500 million of average daily net assets and 0.340% of such average daily net assets in excess of $500 million.

   The Current DVM Sub-Advisory Agreement relating to the Small Cap Value Fund is dated January 17, 2002 and would continue in effect until June 30, 2007 unless earlier terminated. Notwithstanding the foregoing, the New DVM Sub-Advisory Agreement shall continue in effect through June 30, 2007 and year to year thereafter only as long as such continuance is approved at least annually by vote of a majority of the Small Cap Value Fund's outstanding voting securities, or by the Small Cap Value Fund's Board, and in either event, by a vote of a majority of the Non-interested Trustees, cast in person at a meeting called for such purpose. The Current DVM Sub-Advisory Agreement was initially approved by the Directors on September 26, 2001 and by the shareholders on January 17, 2002.

   Under the Current DVM Sub-Advisory Agreement relating to the Financial Services Fund, DVM receives a monthly fee equivalent to an annual rate of 0.240% of the first $250 million of average daily net assets; 0.230% of the next $750 million of average daily net assets; 0.224% of the next $1.5 billion of average daily net assets; 0.218% of the next $2.5 billion of average daily net assets; 0.208% of the next $2.5 billion of average daily net assets; 0.205% of the next $2.5 billion of average daily net assets; 0.202% of the next $2.5 billion of average daily net assets; and 0.198% of such average daily net assets in excess of $12.5 billion. For the fiscal year ended November 30, 2001, the subadvisory fees paid by Scudder to DVM relating to the Financial Services Fund were $451,415.

   The Current DVM Sub-Advisory Agreement relating to the Financial Services Fund is dated September 7, 1998 and would continue in effect until February 1, 2003 unless earlier terminated. The Current DVM Sub-Advisory Agreement was last renewed by the Trustees on September 26, 2001 and was initially approved by the shareholders of the Financial Services Fund on December 16, 1998.

   The Current DVM Sub-Advisory Agreements provide that DVM shall not be liable for any error of judgment or law or for any loss suffered by the Dreman Funds or Scudder in connection with the matters to which the Current DVM Sub-Advisory Agreements relate, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the Current DVM Sub-Advisory Agreements.

   The Current DVM Sub-Advisory Agreements provide that DVM agrees to indemnify and hold harmless Scudder and the Dreman Funds against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which Scudder or the Dreman Corporation or Trust may become subject arising out of or as a result of a breach or alleged breach by DVM of any provisions of the Current DVM Sub-Advisory Agreements, or any wrongful action or alleged wrongful action by DVM; provided that such loss, expense, claim, damage or liability shall not have resulted primarily from Scudder's or the Dreman Funds' willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by Scudder or a Dreman Fund of its duties. Similarly, Scudder agrees to indemnify and hold harmless DVM against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which DVM may become subject arising out of or as a result of a breach or alleged breach by Scudder of any provisions of the Current DVM Sub-Advisory Agreements or the Investment Management Agreements, or any wrongful action or alleged wrongful action by Scudder or its affiliates in the distribution of the Dreman Funds' shares, or any wrongful action or alleged wrongful action by a Dreman Fund other than wrongful action or alleged wrongful action that was caused by the breach by DVM of the provisions of the Current DVM Sub-Advisory Agreements; provided that such loss, expense, claim, damage or liability shall not have resulted primarily from DVM's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by DVM of its duties.

   The Current DVM Sub-Advisory Agreements may be terminated without penalty at any time by the Boards, by vote of a majority of the outstanding voting securities of the Dreman Funds, by Scudder upon 60 days' written notice, or by DVM upon 90 days' written notice, and will automatically terminate in the event of its assignment by either party to the Agreement, as defined in the 1940 Act, or upon termination of Scudder's Investment Management Agreements with the Dreman Funds. In addition, Scudder may terminate the Current DVM Sub-Advisory Agreements upon immediate notice if DVM becomes statutorily disqualified from performing its duties under the Current DVM Sub-Advisory Agreements or otherwise is legally prohibited from operating as an investment adviser.

Differences Between the Current and New DVM Sub-Advisory Agreements

   The terms of the New DVM Sub-Advisory Agreements are substantially identical to the terms of the Current DVM Sub-Advisory Agreements.

  Scudder-Dreman High Return Equity Fund

   Scudder has proposed, and the Board of Scudder-Dreman High Return Equity Fund (the "High Return Equity Fund") has approved, subject to shareholder approval, a new sub-advisory agreement (the "New HR Sub-Advisory Agreement") between Scudder, on behalf of the High Return Equity Fund, and DVM. DVM is currently the sub-adviser to the High Return Equity Fund pursuant to a sub-advisory agreement dated September 7, 1998 (the "Current HR Sub-Advisory Agreement"). For the reasons discussed above, the Current HR Sub-Advisory Agreement will terminate upon consummation of the Transaction.

   DVM is controlled by David N. Dreman ("Dreman"), who is the portfolio manager of the High Return Equity Fund. To provide the continued services of Dreman to the High Return Equity Fund, Scudder and DVM have entered into an agreement (the "Relationship Agreement") pursuant to which DVM is being proposed to continue as sub-adviser to the High Return Equity Fund pursuant to the New HR Sub-Advisory Agreement between Scudder and DVM, which contains terms which differ from the Current HR Sub-Advisory Agreement, as further described below. Section 15 of the 1940 Act requires that both shareholders of the High Return Equity Fund and the High Return Equity Fund's Board, including a majority of the Non-interested Trustees of the High Return Equity Fund, approve the New HR Sub-Advisory Agreement. A description of the New HR Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to the form of New HR Sub-Advisory Agreement attached to this Proxy Statement as Exhibit D. Under the proposed New HR Sub-Advisory Agreement, Scudder, and not the High Return Equity Fund, would continue to pay DVM any fees due under the New HR Sub-Advisory Agreement. The management fee rate paid by the Fund will not change as a result of the Proposal.

Description of the Current HR Sub-Advisory Agreement and the Relationship Agreement

   Scudder and DVM entered into the Current HR Sub-Advisory Agreement with respect to the High Return Equity Fund on September 7, 1998. The Current HR Sub-Advisory Agreement, which was last renewed by the Board on September 26, 2001 and by shareholders on December 17, 1998 as required by the 1940 Act in connection with the combination of businesses of Zurich Insurance Company with the financial services businesses of B.A.T. Industries p.l.c., remains in effect until December 31, 2002 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Current HR Sub-Advisory Agreement continues in effect through December 31, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually by a majority of Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the High Return Equity Fund, and the Board or by shareholders of the High Return Equity Fund. For the fiscal year ended November 30, 2001, Scudder paid sub-advisory fees relating to the High Return Equity Fund of $8,742,123 to DVM. Except as described below under "Description of the New HR Sub-Advisory Agreement, the terms of the Current HR Sub-Advisory Agreement are substantially identical to the New Agreement.

   The following is a summary of some principal terms and provisions of the Relationship Agreement as they are relevant to the High Return Equity Fund and its shareholders:

   Scudder agreed to exercise all reasonable efforts to obtain approval of the New HR Sub-Advisory Agreement by the Board and the shareholders of the High Return Equity Fund.

   In the event that Dreman ceases to dedicate the requisite attention and energy to actively managing the High Return Equity Fund or ceases to act as lead portfolio manager, DVM will promptly replace him with another portfolio manager with at least five years' of relevant experience. In the event that Dreman ceases to control DVM, any replacement portfolio manager would be required to have at least five years' of relevant experience and would be required to meet certain performance standards.

   Scudder will pay a monthly marketing fee to DVM once the New HR Sub-Advisory Agreement becomes effective. In turn, DVM has agreed to provide a full-time employee to act as its full-time marketing liaison with Scudder.

   Until the earlier of DVM ceasing to act as sub-adviser for the High Return Equity Fund or June 30, 2002, neither DVM nor Dreman shall serve as investment adviser, sub-adviser or sponsor for any investment company in the Morningstar Large Cap Value Category that is registered with the SEC pursuant to the 1940 Act, nor shall Dreman or DVM be an "affiliated person" serving any such investment company, except for investment companies sponsored by Scudder for which DVM serves as sub-adviser. In addition, from July 1, 2002 until the earlier of DVM's ceasing to act as sub-adviser for the High Return Equity Fund or February 29, 2004, neither DVM nor Dreman shall serve as investment adviser, sub-adviser or sponsor of any such investment company sponsored by, nor be or become an "affiliated person" of, certain specified competitors of Scudder or their affiliates.

Board Considerations

   On September 26, 2001, the Board, including the Non-interested Trustees, voted unanimously to approve the New HR Sub-Advisory Agreement and to recommend its approval to the shareholders of the High Return Equity Fund.

   In determining whether to approve the New HR Sub-Advisory Agreement and to recommend its approval to shareholders, the Board considered various factors and reviewed various materials furnished by Scudder and DVM. In particular, the Board considered the investment performance of the High Return Equity Fund relative to broad-based indices and to comparably managed mutual funds, the investment approach of DVM and the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the High Return Equity Fund. The Board also considered the following factors: the financial strength and resources of DVM and Scudder; the favorable history, reputation, qualifications and background of DVM, as well as the qualifications of its personnel; the nature and quality of services provided by Scudder; and the nature and quality of services provided by DVM and the role of Dreman in the provision of those services.

   The Board also reviewed the terms of the New HR Sub-Advisory Agreement and its possible effects on Scudder, DVM, the High Return Equity Fund and the High Return Equity Fund's shareholders. The Board also considered that the investment management fees paid by the High Return Equity Fund would not increase as a result of the New HR Sub-Advisory Agreement.

Description of the New HR Sub-Advisory Agreement

   The New HR Sub-Advisory Agreement provides that DVM shall manage the investment and reinvestment of the High Return Equity Fund's assets in accordance with the investment objectives, policies and limitations and subject to the supervision of Scudder and the Board. For its services provided pursuant to the New HR Sub-Advisory Agreement, DVM will receive a monthly fee at an annual rate applied to the average daily net assets of the High Return Equity Fund, in accordance with the following schedule:

                    Applicable Average
                     Daily Net Assets
                       (Thousands)                Annual Rate
                       -----------                -----------
                          $0 - $250,000.........  0.240 of 1%
                    $250,000 - $1,000,000.......  0.230 of 1%
                  $1,000,000 - $2,500,000.......  0.224 of 1%
                  $2,500,000 - $5,000,000.......  0.218 of 1%
                  $5,000,000 - $7,500,000.......  0.208 of 1%
                  $7,500,000 - $10,000,000......  0.205 of 1%
                 $10,000,000 - $12,500,000......  0.202 of 1%
                 Over $12,500,000...............  0.198 of 1%

   The sub-advisory fee is payable by Scudder, not the High Return Equity Fund. The proposed sub-advisory fee schedule is the same as the one currently in effect under the Current HR Sub-Advisory Agreement.

   In addition, pursuant to the Agreement described above, Scudder will guarantee a minimum payment to DVM of $8.0 million during each calendar year through June 30, 2007 (prorated for any partial calendar year) that DVM serves as sub-adviser of the High Return Equity Fund pursuant to the New HR Sub-Advisory Agreement. Under the Current HR Sub-Advisory Agreement, Scudder also guaranteed a minimum payment to DVM of $1.0 million during calendar year 1997 and $8.0 million during calendar years 2000, 2001 and 2002.

   Scudder has also agreed to pay DVM additional fees to the extent that specified targets for the increase of assets under management through additional net sales of shares of the High Return Equity Fund and the SVS Dreman High Return Equity Portfolio (the "Portfolio"), a series of Scudder Variable Series II, are not met during specified measurement periods beginning on the date of the Agreement and ending up to two and one-half years after the effective date of the New HR Sub-Advisory Agreement (such effective date being the "Base Date"). The amount of any such additional fees to be paid by

Scudder under the New HR Sub-Advisory Agreement with respect to such shortfall will be calculated pursuant to a formula based on the portion of the shortfall attributable to the High Return Equity Fund (based on the relative net assets of the High Return Equity Fund and the Portfolio) and the fee schedule applicable to the High Return Equity Fund. For example, the sales target for the period beginning on the date of the Agreement and ending one year after the Base Date is $1 billion in net cash flows for the High Return Equity Fund and the Portfolio together. If net cash flows at the end of that period are between $500 million and $1 billion, Scudder would have an additional six months to meet the sales target. At the end of that extension period, Scudder would pay DVM additional sub-advisory fees based on the difference between the $1 billion sales target and actual net cash flows. Accordingly, if net cash flows totaled $900 million at the end of the extension period, Scudder would pay DVM additional sub-advisory fees on $100 million (the difference between $1 billion and $900 million). If net cash flows at the end of the period ending one year after the Base Date were instead less than $500 million, Scudder would have to pay DVM additional sub-advisory fees at that time based on the difference between $500 million and actual net cash flows, and would have an additional six months to reach the $1 billion target. In each case, the fees payable to DVM under the New HR Sub-Advisory Agreement would be based on the amount of the High Return Equity Fund's assets relative to the Portfolio's assets and would be calculated by multiplying the shortfall attributable to the High Return Equity Fund by the appropriate amount in the sub-advisory fee schedule.

   Any additional fees paid in connection with the sales targets will not be counted toward the minimum payment discussed above. Any additional fees that are paid will be paid by Scudder and not the High Return Equity Fund. There is no assurance that the sales targets will be met. The Current HR Sub-Advisory Agreement does not include a similar provision.

   Under the terms of the New HR Sub-Advisory Agreement, DVM may pay a broker-dealer a commission which exceeds the commission paid for effecting a portfolio investment transaction for brokerage and research services provided by the broker-dealer. This arrangement is subject to policies approved by the Board and upon a good faith determination by DVM that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided.

   The New HR Sub-Advisory Agreement provides that DVM shall not be liable for any error of judgment or of law or for any loss suffered by the High Return Equity Fund or Scudder in connection with the matters to which the New HR Sub-Advisory Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its obligations and duties or by reason of reckless disregard of its obligations and duties under the New HR Sub-Advisory Agreement. The Current HR Sub-Advisory Agreement has a similar provision.

   The New HR Sub-Advisory Agreement provides that DVM agrees to indemnify and hold harmless Scudder and the High Return Equity Fund against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which Scudder or the High Return Equity Fund may become subject arising out of or based upon the breach by DVM of any provisions of the New HR Sub-Advisory Agreement or any wrongful action by DVM. Similarly, Scudder agrees to indemnify and hold harmless DVM against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which DVM may become subject arising out of or based upon the breach by Scudder of any provisions of the New HR Sub-Advisory Agreement or the Investment Management Agreement, or any wrongful action by Scudder or its affiliates in the distribution of the High Return Equity Fund's shares, or any wrongful action by the High Return Equity Fund other than wrongful action that was caused by the breach by DVM of the provisions of the New HR Sub-Advisory Agreement. The Current HR Sub-Advisory Agreement has a similar provision.

   The New HR Sub-Advisory Agreement may be terminated at any time, without the payment by the High Return Equity Fund of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the High Return Equity Fund, or by Scudder, in each case upon 60 days' written notice. The New HR Sub-Advisory Agreement also terminates automatically in the event of its assignment (as that term is defined in the 1940 Act) or in the event of the termination of the Investment Management Agreement between Scudder and the High Return Equity Fund. Scudder also has the right to terminate the New HR Sub-Advisory Agreement upon immediate notice if DVM becomes statutorily disqualified from performing its duties under the New HR Sub-Advisory Agreement or otherwise is legally prohibited from operating as an investment adviser. Under the Agreement, Scudder may be required to make certain payments to DVM (approximating the unpaid portion of the guaranteed minimum payments, additional sub-advisory fees and marketing fees) if (i) Scudder terminates the New HR Sub-Advisory Agreement, except in certain circumstances including for cause (as defined in the Agreement), (ii) DVM terminates the New HR Sub-Advisory Agreement as a result of Scudder breaching the New HR Sub-Advisory Agreement in any material respect, or (iii) the New HR Sub-Advisory Agreement automatically terminates (subject to certain exceptions). DVM may not terminate the New HR Sub-Advisory Agreement before February 4, 2004 and may terminate the Agreement upon 90 days' written notice thereafter. The Current HR Sub-Advisory Agreement has a similar provision, except that DVM has the ability to terminate upon 90 days' notice since July 30, 2000.

   If approved by High Return Equity Fund shareholders, the New HR Sub-Advisory Agreement will commence the next business day thereafter and remain in effect until June 30, 2007, unless sooner terminated or not annually approved as described below, provided, however, that if the Transaction does not close for any reason, the New HR Sub-Advisory Agreement will become effective following the Meeting. Notwithstanding the foregoing, the New HR Sub-Advisory Agreement shall continue in effect through June 30, 2007 and year to year thereafter only as long as such continuance is approved at least annually by vote of a majority of the High Return Equity Fund's outstanding voting securities, or by the High Return Equity Fund's Board, and in either event, by a vote of a majority of the Non-interested Trustees, cast in person at a meeting called for such purpose.

   If shareholders do not approve the New HR Sub-Advisory Agreement, the Current HR Sub-Advisory Agreement will remain in effect until the closing of the Transaction, at which point it will terminate. The Board at that point would make such arrangements for the management of the High Return Equity Fund's investments as it deems appropriate and in the best interests of the Fund, including entering into an interim investment management agreement with DVM.

Information about DVM

   DVM, a Delaware limited liability company formed in 1997, has served as sub-adviser to registered investment companies managed by Scudder since July 1997. As of January 31, 2002, DVM managed approximately $6.2 billion on behalf of its clients, which primarily include institutional accounts and investment companies managed by Scudder.

   DVM, located at Ten Exchange Place, Suite 2150, Jersey City, New Jersey 07302, is controlled by David N. Dreman. Mr. Dreman owns 10.25% of DVM's shares of beneficial interest but has 100% of the voting control. Various other shareholders (including DVM employees) own 4.48% of DVM's shares of beneficial interest, and the remaining 85.27% equity interest in DVM is held by Harrel Morris as trustee of an irrevocable trust, created under the laws of the State of New York, for the benefit of David N. Dreman, Jr. and Meredith W. Dreman. The trust has no voting rights with respect to directing or managing DVM other than the right to vote to dissolve DVM or to amend its operating agreement.

   The name and principal occupation of each of the directors and the principal executive officers of DVM are shown below. The address of each director and executive officer, as it relates to his duties at DVM, is Ten Exchange Place, Suite 2150, Jersey City, New Jersey 07302.

      David N. Dreman.  Chairman, DVM.

      F. James Hutchinson.  President, DVM.

      Yuji Koga.  Senior Vice President, DVM.

      Sergio M. Pavone.  Chief Financial Officer, DVM.

      John R. Dorfman.  Managing Director, DVM.

      Walter I. Kass.  Director of Research, DVM.

   No Trustees or officers of Small Cap Value Fund, Financial Services Fund or High Return Equity Fund are employees, officers, directors or shareholders of DVM. DVM does not serve as investment manager or sub-adviser for any investment company other than Small Cap Value Fund, Financial Services Fund, High Return Equity Fund and other funds managed by Scudder.

   DVM also serves as sub-adviser to other Scudder funds that may have investment objectives similar to those of Small Cap Value Fund, Financial Services Fund and High Return Equity Fund. Exhibit E sets forth certain information with respect to those funds.

Brokerage Commissions on Portfolio Transactions

   DVM places all orders for portfolio transactions of the applicable Funds' securities. When it can be done consistently with the policy of obtaining the most favorable net results, DVM may place such orders with brokers and dealers who provide market, statistical and other research information to an applicable Fund or DVM. DVM is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. Allocation of portfolio transactions is supervised by DVM.

   There were no brokerage commissions paid by the applicable Funds to "affiliated brokers" (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) of DVM for the most recently completed fiscal year.

Required Vote

   Approval of each New DVM Sub-Advisory Agreement and the New HR Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" (as defined below under "Additional

Information") of Small Cap Value Fund, Financial Services Fund or High Return Equity Fund, respectively.


        The respective Boards unanimously recommend that shareholders of the Small Cap Value Fund, Financial Services Fund and High Return
          Equity Fund vote FOR the approval of the New DVM Sub-Advisory
       Agreement or the New HR Sub-Advisory Agreement, as the case may be.

                            Additional Information

General

   The cost of preparing, printing and mailing the enclosed proxy card(s) and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by Scudder. In addition to solicitation by mail, certain officers and representatives of each Trust, officers and employees of Scudder and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

   Any shareholder of a Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the applicable Trust, c/o Zurich Scudder Investments, Inc., at the address for the Trust shown at the beginning of this Proxy Statement) or in person at a Meeting, by executing a superseding proxy or by submitting a notice of revocation to the applicable Fund. All properly executed proxies received in time for the Meetings will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal referred to in the Proxy Statement.

   The presence at a Meeting, in person or by proxy, of the holders of at least one-third, with respect to Scudder-Dreman Financial Services Fund, and a majority, with respect to Scudder Contrarian Fund, Scudder-Dreman High Return Equity Fund and Scudder-Dreman Small Cap Value Fund as a group, of the shares entitled to be cast of such Fund shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at a Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the

Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's or Funds', in the case of Proposal 2, shares present in person or by proxy at a Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

   Approval of Proposals 1 and 3, with respect to each Fund, requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at a Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. Approval of Proposal 2 requires the affirmative vote of a majority of the outstanding securities of Scudder Value Series, Inc.

   Abstentions will have the effect of a "no" vote on each of the Proposals. Broker non-votes will have the effect of a "no" vote for Proposals 1 and 3 if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of a Fund. Broker non-votes will not constitute "yes" or "no" votes for Proposals 1 and 3 and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of a Fund present at a Meeting. Broker non-votes will have the effect of a "no" vote for Proposal
2. Broker non-votes are not likely to be relevant with respect to Proposals 1 and 3 because the Funds have been advised by the New York Stock Exchange that Proposals 1 and 3 to be voted upon by the shareholders involve matters that the New York Stock Exchange considers to be routine and within the discretion of brokers to vote if no customer instructions are received. Shareholders of each Fund will vote separately with respect to Proposals 1 and 3. Shareholders of Scudder Value Series, Inc. will vote together with respect to Proposal 2.

   If shareholder approval of Proposal 1 is not obtained prior to the closing of the Transaction, Scudder would propose to enter into an interim advisory agreement with your Fund, pursuant to Rule 15a-4 under the 1940 Act. The interim agreement, which would take effect upon completion of the acquisition of Scudder by Deutsche Bank, would be in substantially the same form as the New Investment Management Agreement, but would not include the new provisions regarding flexibility in managing assets and would include special provisions required by Rule 15a-4, including:

  .  a maximum term of 150 days;

  . a provision that the Board or holders of a majority of the Fund's shares may terminate the agreement at any time without penalty on not more than 10 days' written notice; and

  . a provision that the compensation earned by Scudder under the agreement would be held in an interest-bearing escrow account until shareholder approval of the New Investment Management Agreement is obtained, after which the amount in the escrow account (together with any interest) would be paid to Scudder.

   If any Fund relying on Rule 15a-4 has not received the requisite shareholder approval for the New Investment Management Agreement within 150 days after completion of the acquisition of Scudder by Deutsche Bank, fees (less reasonable expenses) would be returned to that Fund and the Board of the affected Trust would consider other appropriate arrangements subject to approval in accordance with the 1940 Act.

   Holders of record of the shares of each Fund at the close of business on February 8, 2002, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of a Meeting. The table provided in Appendix 7 hereto sets forth the number of shares outstanding for each Fund as of December 31, 2001.

   To the best of each Trust's knowledge, as of December 31, 2001, no person owned beneficially more than 5% of any Fund's outstanding shares, except as stated in Appendix 8.

   Appendix 9 lists the amount of shares of each Fund owned directly or beneficially by the Trustees and officers of each Trust.

   Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in the solicitation of proxies for the Funds, at an estimated cost of $311,811, plus expenses. Such expenses will be borne by Scudder. As the Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Funds believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

   In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the shareholder's instructions on each Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Georgeson will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

   Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on each Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

   If a shareholder wishes to participate in a Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with this Proxy Statement or attend in person.

Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact Georgeson toll-free at
(866) 515-0333. Any proxy given by a shareholder is revocable until voted at a Meeting.

Shareholder Proposals for Subsequent Meetings

   Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meetings, if any, should send their written proposals to the Secretary of the applicable Trust, c/o Zurich Scudder Investments, Inc., at the address for the Trust shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meetings

   The Boards are not aware of any matters that will be presented for action at the Meetings other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust and/or Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Boards,

/s/ JOHN MILLETTE
John Millette
Secretary

                       INDEX OF EXHIBITS AND APPENDICES

            EXHIBIT A:   FORM OF NEW INVESTMENT MANAGEMENT
                         AGREEMENT

            EXHIBIT B:   MANAGEMENT FEE RATES FOR FUNDS
                         MANAGED BY SCUDDER WITH SIMILAR
                         INVESTMENT OBJECTIVES

            EXHIBIT C:   ARTICLES OF AMENDMENT AND RESTATEMENT

            EXHIBIT D:   FORM OF NEW SUB-ADVISORY AGREEMENT

            EXHIBIT E:   INFORMATION REGARDING OTHER FUNDS
                         ADVISED OR SUB-ADVISED BY DVM

            APPENDIX 1:  TRUSTS AND SERIES

            APPENDIX 2:  INFORMATION REGARDING SCUDDER

            APPENDIX 3:  FEES PAID TO SFAC, SISC, SSC, SDI AND SISI

            APPENDIX 4:  FUND MANAGEMENT FEE RATES, NET ASSETS
                         AND AGGREGATE MANAGEMENT FEES

            APPENDIX 5:  ADMINISTRATIVE SERVICES FEES

            APPENDIX 6:  DATES RELATING TO INVESTMENT
                         MANAGEMENT AGREEMENTS

            APPENDIX 7:  FUND SHARES OUTSTANDING

            APPENDIX 8:  BENEFICIAL OWNERS OF 5% OR MORE OF FUND
                         SHARES

            APPENDIX 9:  FUND SHARES OWNED BY TRUSTEES AND
                         OFFICERS

            APPENDIX 10: OFFICERS

                                   EXHIBIT A

                                    FORM OF
                      NEW INVESTMENT MANAGEMENT AGREEMENT

{Underscored items in brackets are applicable to Massachusetts business trusts only.}

    {Items in brackets that are not underscored are applicable to Maryland corporations only.}

                     {Name of Trust} {Name of Corporation}
                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                                                                   [Date], 2002

Zurich Scudder Investments, Inc.
[address]

                        Investment Management Agreement
                           [Name of Series, if any]

Ladies and Gentlemen:

   [Name of {Trust} {Corporation}] (the {"Trust"} {"Corporation"}) has been established as a {Massachusetts business trust} {Maryland corporation) to engage in the business of an investment company. Pursuant to the {Trust's} {Corporation's} {Declaration of Trust} {Articles of Incorporation}, as amended from time to time (the {"Declaration"} {"Articles"}), the Board of {Trustees} {Directors} [for all Trusts/Corporations except Scudder Dreman Financial Services Fund: is authorized to issue the {Trust's} {Corporation's} shares (the "Shares"), in separate series, or funds][for Scudder Dreman Financial Services Fund only: is authorized to issue the Trust's shares of beneficial interest, par value $0.01 per share, ("the Shares") in separate series, or funds]. The Board of {Trustees} {Directors} has authorized [name of fund] (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the {Trustees} {Directors}.

   The {Trust} {Corporation}, on behalf of the Fund, has selected you to act as the investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the {Trust} {Corporation} on behalf of the Fund agrees with you as follows:

   1. Delivery of Documents. The {Trust} {Corporation} engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the {Trust's} {Corporation's} Registration Statement on Form N-lA, as amended from time to time, (the "Registration Statement") filed by the {Trust} {Corporation} under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the {Trust} {Corporation}. The {Trust} {Corporation} has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the {Trust} {Corporation} and the Fund:

   (a) The {Declaration} {Articles}, as amended to date.

   (b) By-Laws of the {Trust} {Corporation} as in effect on the date hereof (the "By-Laws").

   (c) Resolutions of the {Trust} {Directors} of the {Trust} {Corporation} and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

   (d) Establishment and Designation of Series of Shares of Beneficial Interest relating to the Fund, as applicable.

The {Trust} {Corporation} will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

   2. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the {Trust's} {Corporation's} Board of {Trustees} {Directors}. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the {Trust} {Corporation}. You shall also make available to the {Trust} {Corporation} promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the {Trust} {Corporation} in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the {Trust} {Corporation} are being conducted in a manner consistent with applicable laws and regulations.

   You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

   You shall furnish to the {Trust's} {Corporation's} Board of {Trustees} {Directors} periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the {Trust's} {Corporation's} officers or Board of {Trustees} {Directors} shall reasonably request.

   3. Delegation of Portfolio Management Services. Subject to the prior approval of a majority of the members of the Fund's Board of {Trustees} {Directors}, including a majority of the {Trustees} {Directors} who are not "interested persons," as defined in the 1940 Act, you may, through a sub-advisory agreement or other arrangement, delegate to any other company that you control, are controlled by, or are under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of your duties enumerated in section 2 hereof; provided, that you shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve you of any of your obligations hereunder.

   Subject to the provisions of this Agreement, the duties of any sub-adviser or delegate, the portion of portfolio assets of the Fund that the sub-adviser or delegate shall manage and the fees to be paid to the sub-adviser or delegate by you under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by you, subject to the prior approval of a majority of the members of the Fund's Board of {Trustees} {Directors}, including a majority of the {Trustees} {Directors} who are not "interested persons," as defined in the 1940 Act.

   4. Administrative Services. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the {Trust} {Corporation} administrative services on behalf of the Fund necessary for operating as an open end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the {Trust's} {Corporation's} Board of {Trustees} {Directors} and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the {Trust} {Corporation} as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the {Trust's} {Corporation's} Board of {Trustees} {Directors}. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

   5. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 5, you shall pay the compensation and expenses of all {Trustees} {Directors}, officers and executive employees of the {Trust} {Corporation} (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the {Trust} {Corporation}, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 4 hereof.

   You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 5. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's {Trustees} {Directors} and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the {Trust} {Corporation}; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent for which the {Trust} {Corporation} is responsible pursuant to the terms of the Fund Accounting Services Agreement, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 5, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to {Trust} {Corporation} business) of {Trustees} {Directors}, officers and employees of the {Trust} {Corporation} who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of {Trustees} {Directors} and officers of the {Trust} {Corporation}; and costs of shareholders' and other meetings.

   You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the {Trust} {Corporation} on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

   6. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 4, and 5 hereof, the {Trust} {Corporation} on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of [see Appendix 4 to this Proxy Statement for the investment management fee rate paid by each Fund] over any compensation waived by you from time to time (as more fully described below) . You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

   The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-l under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Articles and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 6, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 6.

   You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

   7. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

   Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the {Trust} {Corporation}. Whenever the Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

   8. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the {Trust} {Corporation} agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the {Trust} {Corporation}, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder.

   9. Duration and Termination of This Agreement. This Agreement shall remain in force until September 30, 2002, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the {Trustees} {Directors} who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the {Trustees} {Directors} of the {Trust} {Corporation}, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

   This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the {Trust's} {Corporation's} Board of {Trustees} {Directors} on 60 days' written notice to you, or by you on 60 days' written notice to the {Trust} {Corporation}. This Agreement shall terminate automatically in the event of its assignment.

   This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of {Trustees} {Directors} or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that you or any of your officers or directors has taken any action which results in a breach of your covenants set forth herein.

   10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

   [For Scudder-Dreman Financial Services Fund only: 11. Limitation of Liability for Claims. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "[Name of Trust]" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

   You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.]

   {11.} {12.} Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

   This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

   This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the {Trust} {Corporation} on behalf of the Fund.

   If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the {Trust} {Corporation}, whereupon this letter shall become a binding contract effective as of the date of this Agreement.


                      Yours very truly,

                      [Name of {Trust} {Corporation}], on behalf of [name of Fund]

                      By:
                        --------------------------------------------------------
                        President

       The foregoing Agreement is hereby accepted as of the date hereof.

                      ZURICH SCUDDER INVESTMENTS, INC.

                      By:
                        --------------------------------------------------------
                        President

                                   EXHIBIT B

               MANAGEMENT FEE RATES FOR FUNDS MANAGED BY SCUDDER
                      WITH SIMILAR INVESTMENT OBJECTIVES

Fund                                                Objective                           Fee Rate/+/           Net Assets/*/
----                                                ---------                           ----------            --------------

U.S. Equity/Growth Style Funds

Scudder 21st Century Growth        Long-term growth of capital by investing    0.750% to $500 million         $  318,528,621
Fund                               in common stocks of emerging growth         0.700% next $500 million
                                   companies that the advisor believes are     0.650% over $1 billion
                                   poised to be leaders in the new century.

Scudder Aggressive Growth Fund     Capital appreciation through the use of     Base investment management     $  159,724,463
                                   aggressive investment techniques.           fee of 0.650% of net assets
                                                                               plus or minus an incentive fee
                                                                               based upon the investment
                                                                               performance of the Fund's
                                                                               Class A shares as compared
                                                                               with the performance of the
                                                                               Standard & Poor's 500 Stock
                                                                               Index, which may result in a
                                                                               total fee ranging from 0.450%
                                                                               to 0.850% of net assets

Scudder Blue Chip Fund             Growth of capital and of income.            0.580% to $250 million         $  786,528,057
                                                                               0.550% next $750 million
                                                                               0.530% next $1.5 billion
                                                                               0.510% next $2.5 billion
                                                                               0.480% next $2.5 billion
                                                                               0.460% next $2.5 billion
                                                                               0.440% next $2.5 billion
                                                                               0.420% over $12.5 billion

Scudder Capital Growth Fund        Long-term capital growth while actively     0.580% to $3 billion           $1,671,706,984
                                   seeking to reduce downside risk compared    0.555% next $1 billion
                                   with other growth mutual funds.             0.530% over $4 billion

Fund                                               Objective                         Fee Rate/+/        Net Assets/*/
----                                               ---------                         ----------         --------------

Scudder Development Fund          Long-term capital appreciation by           0.850% to $1 billion      $  445,769,912
                                  investing primarily in U.S. companies with  0.800% next $500 million
                                  the potential for above-average growth.     0.750% over $1.5 billion

Scudder Focus Growth Fund         Long-term growth of capital.                0.700% to $250 million    $    1,660,237
                                                                              0.670% next $750 million
                                                                              0.650% next $1.5 billion
                                                                              0.630% over $2.5 billion

Scudder Focus Value+Growth        Growth of capital through a portfolio of    0.720% to $250 million    $  120,916,447
Fund                              growth and value stocks.                    0.690% next $750 million
                                                                              0.660% next $1.5 billion
                                                                              0.640% next $2.5 billion
                                                                              0.600% next $2.5 billion
                                                                              0.580% next $2.5 billion
                                                                              0.560% next $2.5 billion
                                                                              0.540% over $12.5 billion

Scudder Growth Fund               Growth of capital through professional      0.580% to $250 million    $1,520,557,389
                                  management and diversification of           0.550% next $750 million
                                  investments in securities that the          0.530% next $1.5 billion
                                  investment manager believes have the        0.510% next $2.5 billion
                                  potential for capital appreciation.         0.480% next $2.5 billion
                                                                              0.460% next $2.5 billion
                                                                              0.440% next $2.5 billion
                                                                              0.420% over $12.5 billion

Scudder Health Care Fund          Long-term growth of capital by investing    0.850% to $500 million    $  235,718,201
                                  at least 80% of total assets in common      0.800% over $500 million
                                  stocks companies in the health care sector.

Scudder Large Company Growth      Long-term growth of capital by investing    0.700% to $1.5 billion    $  955,238,753
Fund                              at least 65% of its assets in large U.S.    0.650% next $500 million
                                  companies (those with a market value of     0.600% over $2 billion
                                  $1 billion or more).

Fund                                             Objective                             Fee Rate/+/            Net Assets/*/
----                                             ---------                             ----------             ------------

Scudder Research Fund           Long-term growth of capital.                 0.700% to $250 million           $  3,163,209
                                                                             0.670% next $750 million
                                                                             0.650% next $1.5 billion
                                                                             0.630% over $2.5 billion

Scudder S&P 500 Index Fund      Investment results that, before expenses,    0.150% of net assets             $861,675,693
                                correspond to the total return of common
                                stocks publicly traded in the United States,
                                as represented by the Standard & Poor's 500
                                Composite Stock Price Index (S&P 500 Index).

Scudder S&P 500 Stock Fund      Returns that, before expenses, correspond    0.400% to $100 million           $ 64,797,072
                                to the total return of U.S. common stocks    0.360% next $100 million
                                as represented by the Standard & Poor's 500  0.340% over $200 million
                                Composite Stock Price Index (S&P 500 Index).

Scudder Select 500 Fund         Long-term growth and income by investing     0.500% to $500 million           $ 36,402,564
                                at least 80% of total assets in common       0.475% next $500 million
                                stocks of companies that are included in     0.450% over $1 billion
                                the Standard & Poor's Composite Stock
                                Price Index (S&P 500 Index).

Scudder Select 1000 Growth      Long-term growth by investing at least       0.500% to $500 million           $ 23,922,571
Fund                            80% of total assets in common stocks of      0.475% next $500 million
                                companies that are included in the Russell   0.450% over $1 billion
                                1000 Growth Index.

Scudder Dynamic Growth Fund     Maximum appreciation of investors'           Base investment management       $405,852,514
                                capital.                                     fee of 0.650% of net assets plus
                                                                             or minus an incentive fee based
                                                                             upon the investment performance
                                                                             of the Fund's Class A shares as
                                                                             compared with the performance
                                                                             of the Standard & Poor's 500
                                                                             Stock Index, which may result
                                                                             in a total fee ranging from
                                                                             0.350% to 0.950% of net assets

Fund                                                Objective                         Fee Rate/+/        Net Assets/*/
----                                                ---------                         ----------         --------------

Scudder Small Company Stock Fund   Long-term capital growth while actively     0.750% to $500 million    $   75,479,138
                                   seeking to reduce downside risk as          0.700% next $500 million
                                   compared with other small company stock     0.650% over $1 billion
                                   funds.

Scudder Technology Fund            Growth of capital.                          0.580% to $250 million    $2,151,276,379
                                                                               0.550% next $750 million
                                                                               0.530% next $1.5 billion
                                                                               0.510% next $2.5 billion
                                                                               0.480% next $2.5 billion
                                                                               0.460% next $2.5 billion
                                                                               0.440% next $2.5 billion
                                                                               0.420% over $12.5 billion

Scudder Technology Innovation      Long-term growth of capital by investing at 0.850% to $500 million    $  412,185,994
Fund                               least 80% of total assets in common stocks  0.800% next $500 million
                                   of companies in the technology sector.      0.750% next $500 million
                                                                               0.700% next $500 million
                                                                               0.650% over $2 billion

Scudder Total Return Fund          Highest total return, a combination of      0.580% to $250 million    $2,872,748,836
                                   income and capital appreciation,            0.550% next $750 million
                                   consistent with reasonable risk.            0.530% next $1.5 billion
                                                                               0.510% next $2.5 billion
                                                                               0.480% next $2.5 billion
                                                                               0.460% next $2.5 billion
                                                                               0.440% next $2.5 billion
                                                                               0.420% over $12.5 billion

Fund                                                  Objective                        Fee Rate/+/        Net Assets/*/
----                                                  ---------                        ----------         --------------

U.S. Equity/Value Style Funds

Scudder Contrarian Fund                Long-term capital appreciation, with     0.750% to $250 million    $  213,387,619
                                       current income as a secondary            0.720% next $750 million
                                       objective.                               0.700% next $1.5 billion
                                                                                0.680% next $2.5 billion
                                                                                0.650% next $2.5 billion
                                                                                0.640% next $2.5 billion
                                                                                0.630% next $2.5 billion
                                                                                0.620% over $12.5 billion

Scudder-Dreman Financial Services      Long-term capital appreciation.          0.750% to $250 million    $  174,377,929
Fund                                                                            0.720% next $750 million
                                                                                0.700% next $1.5 billion
                                                                                0.680% next $2.5 billion
                                                                                0.650% next $2.5 billion
                                                                                0.640% next $2.5 billion
                                                                                0.630% next $2.5 billion
                                                                                0.620% over $12.5 billion

Scudder-Dreman High Return Equity      High rate of total return.               0.750% to $250 million    $4,140,687,437
Fund                                                                            0.720% next $750 million
                                                                                0.700% next $1.5 billion
                                                                                0.680% next $2.5 billion
                                                                                0.650% next $2.5 billion
                                                                                0.640% next $2.5 billion
                                                                                0.630% next $2.5 billion
                                                                                0.620% over $12.5 billion

Fund                                                 Objective                         Fee Rate/+/        Net Assets/*/
----                                                 ---------                         ----------         --------------

Scudder-Dreman Small Cap Value      Long-term capital appreciation.             0.750% to $250 million    $  373,728,181
Fund                                                                            0.720% next $750 million
                                                                                0.700% next $1.5 billion
                                                                                0.680% next $2.5 billion
                                                                                0.650% next $2.5 billion
                                                                                0.640% next $2.5 billion
                                                                                0.630% next $2.5 billion
                                                                                0.620% over $12.5 billion

Scudder Focus Value+Growth Fund     Growth of capital through a portfolio of    0.720% to $250 million    $  120,916,447
                                    growth and value stocks.                    0.690% next $750 million
                                                                                0.660% next $1.5 billion
                                                                                0.640% next $2.5 billion
                                                                                0.600% next $2.5 billion
                                                                                0.580% next $2.5 billion
                                                                                0.560% next $2.5 billion
                                                                                0.540% over $12.5 billion

Scudder Large Company Value Fund    Maximum long-term capital appreciation      0.600% to $1.5 billion    $2,758,218,541
                                    through a value-oriented investment         0.575% next $500 million
                                    approach.                                   0.550% next $1 billion
                                                                                0.525% next $1 billion
                                                                                0.500% next $1 billion
                                                                                0.475% over $5 billion

Scudder Small Company Value Fund    Long-term growth of capital by investing    0.750% to $500 million    $  221,483,843
                                    at least 90% of total assets in             0.700% over $500 million
                                    undervalued common stocks of small U.S.
                                    companies.

Global Growth Funds

Scudder Global Discovery Fund       Above-average capital appreciation over     1.100% of net assets      $  508,768,768
                                    the long term.

Fund                                                  Objective                          Fee Rate/+/        Net Assets/*/
----                                                  ---------                          ----------         --------------

Scudder Emerging Markets Growth      Long-term growth of capital.                 1.250% to $500 million    $   42,196,327
Fund                                                                              1.200% over $500 million

Scudder Global Fund                  Long-term growth of capital while actively   1.000% to $500 million    $1,252,010,279
                                     seeking to reduce downside risk as           0.950% next $500 million
                                     compared with other global growth funds.     0.900% next $500 million
                                                                                  0.850% next $500 million
                                                                                  0.800% over $2 billion

Scudder Gold Fund                    Maximum return (principal change and         1.000% to $500 million    $   98,333,874
                                     income) by investing, under normal           0.950% over $500 million
                                     market conditions, at least 65% of total
                                     assets in common stocks and other
                                     equities of U.S. and foreign gold-related
                                     companies and in gold coin bullion.

Scudder Greater Europe Growth Fund   Long-term growth of capital by investing at  1.000% to $1 billion      $  725,235,585
                                     least 80% of its total assets in European    0.900% next $500 million
                                     common stocks and other equities (equities   0.850% next $500 million
                                     that are traded mainly on European           0.800% over $2 billion
                                     markets or are issued by companies
                                     organized under the laws of Europe or do
                                     more than half of their business there).

Scudder International Fund           Long-term growth of capital by investing at  0.675% to $6 billion      $3,751,901,605
                                     least 65% of its total assets in foreign     0.625% next $1 billion
                                     equities (equities issued by foreign-based   0.600% over $7 billion
                                     companies and listed on foreign exchanges).

Scudder International Research       Long-term capital appreciation.              0.750% to $250 million    $   14,885,633
Fund                                                                              0.720% next $750 million
                                                                                  0.700% next $1.5 billion
                                                                                  0.680% next $2.5 billion
                                                                                  0.650% next $2.5 billion
                                                                                  0.640% next $2.5 billion
                                                                                  0.630% next $2.5 billion
                                                                                  0.620% over $12.5 billion

Fund                                                 Objective                           Fee Rate/+/        Net Assets/*/
----                                                 ---------                           ----------         ------------

Scudder Latin America Fund         Long-term capital appreciation by investing    1.250% to $400 million    $295,145,336
                                   at least 65% of its total assets in Latin      1.150% over $400 million
                                   American common stocks and other
                                   equities (equities that are traded mainly on
                                   Latin American markets, issued or guaranteed
                                   by a Latin American government or issued by
                                   a company organized under the laws of a Latin
                                   American country or any company with more
                                   than half of its business in Latin America).

Scudder New Europe Fund            Long-term capital appreciation.                0.750% to $250 million    $187,190,645
                                                                                  0.720% next $750 million
                                                                                  0.700% next $1.5 billion
                                                                                  0.680% next $2.5 billion
                                                                                  0.650% next $2.5 billion
                                                                                  0.640% next $2.5 billion
                                                                                  0.630% next $2.5 billion
                                                                                  0.620% over $12.5 billion

Scudder Pacific Opportunities      Long-term growth of capital by investing at    0.850% to $250 million    $ 75,709,280
Fund                               least 65% of its total assets in Pacific       0.820% next $750 million
                                   Basin common stocks and other equities         0.800% next $1.5 billion
                                   (equities that are traded mainly on Pacific    0.780% next $2.5 billion
                                   Basin markets, issued by companies organized   0.750% next $2.5 billion
                                   under the laws of a Pacific Basin country      0.740% next $2.5 billion
                                   or issued by any company with more than        0.730% next $2.5 billion
                                   half of its business in the Pacific Basin).    0.720% over $12.5 billion

The Japan Fund, Inc.               Long-term capital appreciation by investing    0.850% to $100 million    $325,168,105
                                   at least 80% of net assets in Japanese         0.750% next $200 million
                                   securities (issued by Japan-based companies    0.700% next $300 million
                                   or their affiliates, or by any company that    0.650% over $600 million
                                   derives more than half of its revenue from
                                   Japan).

Fund                                                   Objective                            Fee Rate/+/          Net Assets/*/
----                                                   ---------                            ----------           ------------

Closed-End Funds

Scudder High Income Trust             Highest current income obtainable            0.850% to $250 million        $172,641,703
                                      consistent with reasonable risk with         0.750% over $250 million/(1)/
                                      capital gains secondary.

Scudder Intermediate Government       High current income consistent with          0.800% of net assets/(1)/     $248,728,544
Trust                                 preservation of capital by investing in
                                      U.S. and foreign government securities.

Scudder Multi-Market Income Trust     High current income consistent with          0.850% of net assets/(1)/     $162,810,924
                                      prudent total return asset management by
                                      investing in a diversified portfolio of
                                      investment grade tax-exempt securities.

Insurance/Annuity Products

21/st/ Century Growth Portfolio       Long-term growth of capital by investing     0.875% of net assets          $ 44,574,276
                                      primarily in equity securities issued by
                                      emerging growth companies.

Capital Growth Portfolio              Maximize long-term capital growth            0.475% to $500 million        $866,723,058
                                      through a broad and flexible investment      0.450% next $500 million
                                      program.                                     0.425% over $1 billion

Global Discovery Portfolio            Above-average capital appreciation over      0.975% of net assets          $157,041,490
                                      the long term by investing primarily in
                                      the equity securities of small companies
                                      located throughout the world.

Growth and Income Portfolio           Long-term growth of capital, current         0.475% of net assets          $195,222,753
                                      income and growth of income.

Fund                                                     Objective                         Fee Rate/+/        Net Assets/*/
----                                                     ---------                         ----------         ------------

Health Sciences Portfolio               Long-term growth of capital by investing    0.750% to $250 million    $ 55,978,252
                                        at least 80% of total assets in common      0.725% next $750 million
                                        stocks of companies in the health care      0.700% next $1.5 billion
                                        sector.                                     0.680% next $2.5 billion
                                                                                    0.650% next $2.5 billion
                                                                                    0.640% next $2.5 billion
                                                                                    0.630% next $2.5 billion
                                                                                    0.620% over $12.5 billion

International Portfolio                 Long-term growth of capital primarily       0.875% to $500 million    $515,859,726
                                        through diversified holdings of marketable  0.725% over $500 million foreign equity investments.

Scudder Aggressive Growth Portfolio     Capital appreciation through the use of     0.750% to $250 million    $ 70,506,554
                                        aggressive investment techniques.           0.720% next $750 million
                                                                                    0.700% next $1.5 billion
                                                                                    0.680% next $2.5 billion
                                                                                    0.650% next $2.5 billion
                                                                                    0.640% next $2.5 billion
                                                                                    0.630% next $2.5 billion
                                                                                    0.620% over $12.5 billion

Scudder Blue Chip Portfolio             Growth of capital and of income.            0.650% of net assets      $239,669,789

Scudder Contrarian Value Portfolio      High rate of total return.                  0.750% of net assets      $256,883,855

Scudder Global Blue Chip Portfolio      Long-term capital growth.                   1.000% to $250 million    $ 44,457,753
                                                                                    0.950% next $500 million
                                                                                    0.900% next $750 million
                                                                                    0.850% next $1.5 billion
                                                                                    0.800% over $3 billion

Scudder Government Securities           High current income consistent with         0.550% of net assets      $305,223,400
Portfolio                               preservation of capital.

Scudder Growth Portfolio                Maximum appreciation of capital.            0.600% of net assets      $419,560,868

Fund                                                      Objective                         Fee Rate/+/        Net Assets/*/
----                                                      ---------                         ----------         ------------

Scudder International Research           Long-term capital appreciation.             0.750% of net assets      $121,138,031
Portfolio

Scudder New Europe Portfolio             Long-term capital appreciation.             1.000% to $250 million    $ 23,171,630
                                                                                     0.950% next $500 million
                                                                                     0.900% next $750 million
                                                                                     0.850% next $1.5 billion
                                                                                     0.800% over $3 billion

Scudder-Dreman Small Cap Growth          Maximum appreciation of investors'          0.650% of net assets      $232,300,366
Portfolio                                capital.

Scudder Strategic Income Portfolio       High current return.                        0.650% of net assets      $ 20,730,677

Scudder Technology Growth Portfolio      Growth of capital.                          0.750% to $250 million    $350,522,984
                                                                                     0.720% next $750 million
                                                                                     0.700% next $1.5 billion
                                                                                     0.680% next $2.5 billion
                                                                                     0.650% next $2.5 billion
                                                                                     0.640% next $2.5 billion
                                                                                     0.630% next $2.5 billion
                                                                                     0.620% over $12.5 billion

Scudder Total Return Portfolio           High total return, a combination of         0.550% of net assets      $861,012,522
                                         income and capital appreciation.

Scudder Focus Value+Growth Portfolio     Growth of capital through a portfolio       0.750% of net assets      $139,805,320
                                         of growth and value stocks.

SVS Dreman Financial Services            Long-term capital appreciation.             0.750% to $250 million    $117,047,378
Portfolio                                                                            0.720% next $750 million
                                                                                     0.700% next $1.5 billion
                                                                                     0.680% next $2.5 billion
                                                                                     0.650% next $2.5 billion
                                                                                     0.640% next $2.5 billion
                                                                                     0.630% next $2.5 billion
                                                                                     0.620% over $12.5 billion

Fund                                                  Objective                          Fee Rate/+/        Net Assets/*/
----                                                  ---------                          ----------         ------------

SVS Dreman High Return Equity        High rate of total return.                   0.750% to $250 million    $443,396,453
Portfolio                                                                         0.720% next $750 million
                                                                                  0.700% next $1.5 billion
                                                                                  0.680% next $2.5 billion
                                                                                  0.650% next $2.5 billion
                                                                                  0.640% next $2.5 billion
                                                                                  0.630% next $2.5 billion
                                                                                  0.620% over $12.5 billion

SVS Dreman Small Cap Value           Long-term capital appreciation.              0.750% of net assets      $193,734,241
Portfolio

SVS Dynamic Growth Portfolio         Long-term capital growth.                    1.000% to $250 million    $ 23,172,231
                                                                                  0.975% next $250 million
                                                                                  0.950% next $500 million
                                                                                  0.925% next $1.5 billion
                                                                                  0.900% over $2.5 billion

SVS Focused Large Cap Growth         Growth through long-term capital             0.950% to $250 million    $ 60,107,695
Portfolio                            appreciation.                                0.925% next $250 million
                                                                                  0.900% next $500 million
                                                                                  0.875% next $1.5 billion
                                                                                  0.850% over $2.5 billion

SVS Growth and Income Portfolio      Long-term capital growth and current         0.950% to $250 million    $178,848,733
                                     income.                                      0.925% next $250 million
                                                                                  0.900% next $500 million
                                                                                  0.875% next $1.5 billion
                                                                                  0.850% over $2.5 billion

SVS Growth Opportunities Portfolio   Long-term growth of capital in a manner      0.950% to $250 million    $163,896,727
                                     consistent with the preservation of capital. 0.925% next $250 million
                                                                                  0.900% next $500 million
                                                                                  0.875% next $1.5 billion
                                                                                  0.850% over $2.5 billion

Fund                                   Objective               Fee Rate/+/        Net Assets/*/
----                                   ---------               ----------         ------------

SVS Mid Cap Growth Portfolio   Capital appreciation.     1.000% to $250 million   $ 48,190,650
                                                         0.975% next $250 million
                                                         0.950% next $500 million
                                                         0.925% next $1.5 billion
                                                         0.900% over $2.5 billion

SVS Strategic Equity           Long-term capital         0.950% to $250 million   $ 43,784,980
Portfolio                      growth.                   0.925% next $250 million
                                                         0.900% next $500 million
                                                         0.875% next $1.5 billion
                                                         0.850% over $2.5 billion

SVS Venture Value Portfolio    Growth of capital.        0.950% to $250 million   $108,785,954
                                                         0.925% next $250 million
                                                         0.900% next $500 million
                                                         0.875% next $1.5 billion
                                                         0.850% over $2.5 billion

/*/ Unless otherwise noted, the information provided in the chart is shown as of the end of each Fund's most recent fiscal year.
/+/ Unless otherwise noted, the investment management fee rates provided above are based on the average daily net assets of a Fund. Certain Funds from time to time may be subject to waiver and/or expense limitations.
/(1)/ Based on average weekly net assets.

                                   EXHIBIT C

                     ARTICLES OF AMENDMENT AND RESTATEMENT

   Scudder Value Series, Inc., a Maryland corporation (hereinafter called the "Corporation") registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

                                     FIRST

   The Corporation desires to amend and restate its Charter as currently in effect pursuant to these Articles of Amendment and Restatement. These Articles of Amendment and Restatement set forth every Charter provision currently in effect.

                                    SECOND

   The Charter of the Corporation is hereby amended by striking in the entirety Articles FIRST through TENTH, inclusive, and by substituting in lieu thereof the following:

   FIRST: The name of the Corporation is

                          SCUDDER VALUE SERIES, INC.

   SECOND: The purpose for which the Corporation is formed is to operate as an investment company and to exercise all of the powers and to do any and all of the things as fully and to the same extent as any other corporation incorporated under the laws of the State of Maryland, now or hereinafter in force, including, without limitation, the following:

   1. To purchase, hold, invest and reinvest in, sell, exchange, transfer, mortgage, and otherwise acquire and dispose of securities of every kind, character and description.

   2. To exercise all rights, powers and privileges with reference to or incident to ownership, use and enjoyment of any of such securities, including, but without limitation, the right, power and privilege to own, vote, hold, purchase, sell, negotiate, assign, exchange, transfer, mortgage, pledge or otherwise deal with, dispose of, use, exercise or enjoy any rights, title, interest, powers or privileges under or with reference to any, of such securities; and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any of such securities.

   3. To purchase or otherwise acquire, own, hold, sell, exchange, assign, transfer, mortgage, pledge or otherwise dispose of, property of all kinds.

   4. To buy, sell, mortgage, encumber, hold, own, exchange, rent or otherwise acquire and dispose of, and to develop, improve, manage, subdivide, and generally to deal and trade in real property, improved and unimproved, and wheresoever situate; and to build, erect, construct, alter and maintain buildings, structures, and other improvements on real property.

   5. To borrow or raise moneys for any of the purposes of the Corporation, and to mortgage or pledge the whole or any part of the property and franchises of the Corporation, real, personal, and mixed, tangible or intangible, and wheresoever situate.

   6. To enter into, make and perform contracts and undertakings of every kind for any lawful purpose, without limit as to amount.

   7. To issue, purchase, sell and transfer, reacquire, hold, trade and deal in, to the extent permitted under the General Corporation Law of the State of Maryland, capital stock, bonds, debentures and other securities of the Corporation, from time to time, to such extent as the Board of Directors shall, consistent with the provisions of these Articles of Amendment and Restatement, determine; and to repurchase, re-acquire and redeem, to the extent permitted under the General Corporation Law of the State of Maryland, from time to time, the shares of its own capital stock, bonds, debentures and other securities.

   The foregoing clauses shall each be construed as purposes, objects and powers, and it is hereby expressly provided that the foregoing enumeration of specific purposes, objects and power shall not be held to limit or restrict in any manner the powers of the Corporation, and that they are in furtherance of, and in addition to, and not in limitation of, the general powers conferred upon the Corporation by the laws of the State of Maryland or otherwise; nor shall the enumeration of one thing be deemed to exclude another, although it be of like nature, not expressed.

   THIRD: The post office address of the principal office of the Corporation in the State of Maryland is:

   c/o The Corporation Trust, Incorporated
   300 East Lombard Street
   Baltimore, Maryland 21202

   The name and post office address of the initial resident agent of the Corporation in the State of Maryland is:

   The Corporation Trust, Incorporated
   300 East Lombard Street
   Baltimore, Maryland 21202

   FOURTH: Capital Stock.

   (1) Authorized Shares. The total number of shares of stock which the Corporation shall have authority to issue is Three Billion, Forty Million (3,040,000,000) shares of common stock, with a par value of one cent ($0.01) per share, to be known and designated as common stock. The aggregate par value of such common stock is Thirty Million, Four Hundred Thousand Dollars ($30,400,000).

   (2) Authorization of Stock Issuance. Subject to the provisions of these Articles of Amendment and Restatement, the Board of Directors shall have the power to issue shares of common stock of the Corporation from time to time, at a price not less than the par value thereof, or for such consideration as may be fixed from time to time pursuant to the direction of the Board of Directors.

   (3) Power to Classify. Pursuant to Section 2-105 of the Maryland General Corporation Law (the "MGCL"), the Board of Directors of the Corporation shall have the power to classify or reclassify any unissued shares of common stock into one or more additional or other series or classes as may be established from time to time (subject to any applicable rule, regulation or order of the Securities and Exchange Commission or other applicable law or regulation) by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions of redemption of such shares of stock. Pursuant to the aforesaid power of the Board of Directors, the Corporation's three billion, forty million (3,040,000,000) shares of common stock are designated and classified into three series each with four classes as follows:

       (a) Scudder Contrarian Fund. Three hundred twenty million (320,000,000) shares are classified as Scudder Contrarian Fund Class A Shares; three hundred twenty million (320,000,000) shares are classified as Scudder Contrarian Fund Class B Shares; eighty million (80,000,000) shares are classified as Scudder Contrarian Fund Class C Shares; and eighty million (80,000,000) shares are classified as Scudder Contrarian Fund Class I Shares;

       (b) Scudder-Dreman High Return Equity Fund. Five hundred sixty million (560,000,000) shares are classified as Scudder-Dreman High Return

Equity Fund Class A Shares; five hundred sixty million (560,000,000) shares are classified as Scudder-Dreman High Return Equity Fund Class B Shares; one hundred forty million (140,000,000) shares are classified as Scudder-Dreman High Return Equity Fund Class C Shares; and one hundred forty million (140,000,000) shares are classified as Scudder-Dreman High Return Equity Fund Class I Shares; and

       (c) Scudder Small Cap Value Fund. Three hundred twenty million (320,000,000) shares are classified as Scudder Small Cap Value Fund Class A Shares; three hundred twenty million (320,000,000) shares are classified as Scudder Small Cap Value Fund Class B Shares; eighty million (80,000,000) shares are classified as Scudder Small Cap Value Fund Class C Shares; eighty million (80,000,000) shares are classified as Scudder Small Cap Value Fund Class I Shares; and forty million (40,000,000) are classified as Scudder Small Cap Value Fund Class S shares.

   Such series and classes of common stock, together with any further series or classes of common stock created by the Board of Directors, are referred to herein individually as a "series" or a "class," and collectively as "series" or "classes."

   At any time when there are no shares outstanding or subscribed for a particular series or class previously established and designated herein or by the Board of Directors, the series or class may be liquidated by similar means. Each share of a series or class shall have equal rights with each other share of that series or class with respect to the assets of the Corporation pertaining to that series or class. The dividends payable to the holders of any series or class (subject to any applicable rule, regulation or order of the Securities and Exchange Commission or any other applicable law or regulation) shall be determined by the Board and need not be individually declared, but may be declared and paid in accordance with a formula adopted by the Board. Except as otherwise provided herein, all references in these Articles of Amendment and Restatement to common stock or series or classes of stock shall apply without discrimination to the shares of each series or class of stock.

   (4) Series and Classes--General. The relative preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of each series or class of stock of the Corporation shall be as follows, unless otherwise provided in Articles Supplementary hereto:

       (a) Voting Rights. The holder of each share of stock of the corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock, irrespective of the series or class then standing in his or her name in the books of the Corporation. On any matter submitted to a vote of shareholders, all shares of the Corporation then issued and outstanding and entitled to vote, irrespective of the series or class, shall be voted in the aggregate and not by series or class except (1) when the MGCL or the Investment Company Act requires that a series or class or series or classes vote separately with respect to a given matter, the separate voting requirements of the applicable law shall govern with respect to the affected series or classes and other series and classes shall vote as a single class; and (2) unless otherwise required by those laws, no series or class shall vote on any matter that does not affect the interests of that series or class. Holders of shares of stock of the corporation shall not be entitled to cumulative voting in the election of directors or on any other matter.

       (b) Assets Belonging to Series or Class. All consideration received by the Corporation for the issue of sale of stock of each series or class, together with all assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such assets and proceeds in whatever form the same may be, shall irrevocably belong to that series or class for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration assets, income, earnings, profits and proceeds, together with any General Asset Items (defined below) allocated to that series or class as provided in the following sentence, are herein referred to as "assets belonging to" such series or class. In the event that there are any assets, income, earnings, profits or proceeds which are not readily identifiable as belonging to any particular series or class (collectively, "General Asset Items"), such General Asset Items shall be allocated by or under the direction of the Board of Directors to and among any one or more of the series and classes established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable, and any General Asset Items so allocated to a particular series or class shall belong to that series or class. Each such allocation by or under the direction of the Board of Directors shall be conclusive and binding for all purposes.

       (c) Dividends and Distributions. The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all series or classes of stock; provided, such dividends or distributions on shares of any series or class of stock shall be paid only out of earnings, surplus, or other lawfully available assets belonging to such series or class.

       The Board of Directors shall have the power in its discretion to distribute to the shareholders of the Corporation or to the shareholders of any series or class thereof in any fiscal year as dividends, including dividends designated in whole or in part as capital gain distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the corporation or any series or class thereof to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder (collectively, the "IRC"), and to avoid liability of the corporation or any series or class thereof for Federal income tax in respect of that year and to make other appropriate adjustments in connection therewith.

       (d) Liquidation. In the event of the liquidation or dissolution of the Corporation, or of a series or class thereof, the shareholders of each series and class of the Corporation or the shareholders of the series or class that is being liquidated, shall be entitled to receive, when and as declared by the Board of Directors, the excess of the assets belonging to that series or class over the liabilities belonging to that series or class. The assets so distributable to the shareholders of any particular series or class shall be distributed among such shareholders in proportion to the number of shares of such series or class held by them and recorded on the books of the Corporation.

       (e) Liabilities Belonging to Series or Class. The assets belonging to any series or class of stock shall be charged with the liabilities of the Corporation in respect to that series or class and with all expenses, costs, charges and reserves attributable to that series or class, and shall be so recorded upon the books of account of the Corporation. Such liabilities, expenses, costs, charges and reserves, together with any General Liability Items (defined below) allocated and charged to a series or class as provided in the following sentence, are herein referred to as "liabilities belonging to" that series or class. In the event that there are any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular series or class (collectively, "General Liability Items"), such General Liability Items shall be allocated by or under the direction of the Board of Directors to and among any one or more of the series and classes established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable, and any General Liability Items so allocated and charged to a particular series or class shall belong to that series or class. Each such allocation by or under the direction of the Board of Directors shall be conclusive and binding for all purposes.

       (f) Net Asset Value. The net asset value per share of any series or class of common stock shall be the quotient obtained by dividing the value of the net assets of that series or class (being the value of the assets belonging to that series or class less the liabilities belonging to that series or class) by the total number of shares of that series or class outstanding, all as determined by or under the direction of the Board of Directors in accordance with Investment Company Act. Subject to the applicable provisions of the Investment Company Act, the Board of Directors, in its sole discretion, may prescribe and shall set forth in the By-Laws of the Corporation or in a duly adopted resolution of the Board of Directors, such bases and times for determining the value of the assets and/or liabilities belonging to, and the net asset value per share of outstanding shares of, each series and class, as the Board of Directors deems necessary or desirable. Each such determination shall conclusive and binding for all purposes.

       (g) Conversion or Exchange Rights. Subject to compliance with the requirements of the Investment Company Act, the Board of Directors shall have the authority to provide that holders of shares of any series or class of stock shall have the right to convert or exchange said shares into shares of one or more other series or classes in accordance with such requirements and procedures as may be established by the Board of Directors. In addition, the Class B Shares of each series of the Corporation shall be convertible into Class A Shares of the same series on such terms and subject to such provisions as the Board of Directors may from time to time establish in accordance with the Investment Company Act of 1940.

       (h) No Preemptive Rights. The holders of the shares of common stock or other securities of the Corporation shall have no preemptive rights to subscribe to new or additional shares of its common stock or other securities.

       (i) Quorum. The presence in person or by proxy of the holders of one-third of the shares of all series and classes issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at all meetings of the shareholders except as otherwise provided by the Investment Company Act or other applicable law, and except that where the holders of shares of any series or class are entitled to a separate vote as a series or class (a "Separate Class"), or where the holders of shares of two or more (but not all) series or classes are required to vote as a single class (a "Combined Class"), the presence in person or by proxy of the holders of one-third of the shares of that Separate Class or Combined Class, as the case may be, issued and outstanding and entitled to vote thereat, shall constitute a quorum for such vote.

       (j)  Redemption.

       (1) Each holder of shares of a particular series or class of the Corporation's common stock shall be entitled to require the Corporation to redeem all or any part of the shares of that series or class standing in the name of the holder upon the books of the Corporation, at a redemption price per share determined pursuant to (j)(3) below. Notwithstanding the foregoing, the Corporation may postpone the date of payment of the redemption price and may suspend the right of the holders of any series or class to require the Corporation to redeem shares of that series or class during any period or at any time when and to the extent permissible by the Investment Company Act or other applicable law.

       (2) All shares of all series and classes shall be redeemable at the option of the Corporation. In accordance with the Investment Company Act or other applicable law, the Board of Directors may by resolution from time to time authorize the Corporation to require the redemption of all or any part of the outstanding shares of any series or class upon the sending of written notice thereof to each holder whose shares are to be redeemed, and upon such terms and conditions as the Board of Directors, in its sole discretion, deems advisable.

       (3) The redemption price per share of a series or class of common stock shall be the net asset value per share of that series or class determined by or under the direction of the Board of Directors from time to time in accordance with the Investment Company Act or other applicable law, less such redemption fee or sales charges, if any, as may be established by the Board of Directors in its sole discretion and in accordance with the Investment Company Act or other applicable law. Payment of the redemption price shall be made in cash at such time and in such manner as may be determined by the Board of Directors from time to time in accordance with the Investment Company Act or other applicable law; provided, however, that if the Board of Directors determines, which determination shall be conclusive and binding for all purposes, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may, to the extent and in the manner permitted by the Investment Company Act or other applicable law, make payment wholly or partly in securities or other assets belonging to the series or class of which the shares being redeemed are a part, at the value of such securities or assets used in such determination of net asset value.

       (k) Classes. Unless otherwise expressly provided for hereunder or hereafter in any Articles Supplementary creating any additional class of any series of shares, each class of each series shall be identical in all respects, except each class of each series may be issued and sold subject to such different sales loads or charges, whether initial, deferred or contingent, or any combination thereof, and to such different expenses and fees (including, without limitation, distribution expenses under a Rule 12b-1 plan, administrative expenses under an administrative or service agreement, plan or other arrangement, and other administrative, record keeping, redemption, service or other fees, however designated), and to such different account size requirements, as the Board of Directors may from time to time establish in accordance with the Investment Company Act and other applicable law.

   FIFTH: The number of directors of the Corporation shall be such number as may from time to time be fixed by the By-Laws of the Corporation or pursuant to authorization contained in such By-Laws; provided, notwithstanding anything herein to the contrary, the board of directors shall initially consist of three
(3) directors until such time as the number of directors is fixed as stated above. The names of the directors who are currently in office and who shall act as such until their successors are duly elected and qualified are as follows:
[NAMES OF CURRENT DIRECTORS TO BE ADDED].

   SIXTH: Subject to the Investment Company Act, and notwithstanding any provision of Maryland law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all series and classes of common stock, or of the total number of shares of any particular series or class or series or classes of common stock entitled to vote separately, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all series and classes outstanding and entitled to vote thereon, or of the series or class or series or classes entitled to vote separately thereon, as the case may be.

   SEVENTH: The duration of the Corporation shall be perpetual.

   EIGHTH: The Corporation expressly reserves the right to amend, alter, change or repeal any provision contained in these Articles of Amendment and Restatement, and all rights, contract and otherwise, conferred herein upon the stockholders are granted subject to such reservation.

   NINTH: To the fullest extent permitted by the Investment Company Act and the MGCL, no director or former director and no officer or former officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages. No amendment to the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the benefits provided by this Article NINTH to directors or former directors or officers or former officers with respect to any act or omission that occurred prior to such amendment or repeal.

   TENTH: The Corporation shall be empowered to transfer some or all of its assets to any entity or entities of which all of the equity interests are owned by the Corporation at the time of transfer for the purpose of creating a master-feeder or similar structure in accordance with the Investment Company Act of 1940, as amended, the precise structure of such transfer of assets to be determined by action of the Corporation's Board of Directors as constituted at the time such Board of Directors deems any such transfer to be advisable."

                                     THIRD

   The Board of Directors of the Corporation, pursuant to and in accordance with the Charter and Bylaws of the Corporation and the MGCL, duly advised the foregoing amendment and restatement of the Charter of the Corporation and the stockholders of the Corporation, pursuant to and in accordance with the Charter and Bylaws of the Corporation and the MGCL, duly approved the foregoing amendment and restatement of the Charter of the Corporation.

   IN WITNESS WHEREOF, SCUDDER VALUE SERIES, INC. has caused these Articles of Amendment and Restatement to be signed and acknowledged in its name and on its
behalf by its President and attested to by its Secretary on this      day
of      , 2002, and its President acknowledges that these Articles of Amendment and Restatement are the act of Scudder Value Series, Inc. and he/she further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of his/her knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST:                        SCUDDER VALUE SERIES, INC.

                               By:
------------------                --------------------------------------

                                   Exhibit D

                      FORM OF NEW SUB-ADVISORY AGREEMENT

                         {SCUDDER VALUE SERIES, INC.}
                            [SCUDDER EQUITY TRUST]

                   {Scudder-Dreman Financial Services Fund}
                   [Scudder- Dreman High Return Equity Fund]
                      [Scudder-Dreman Small Cap Value Fund]

                            SUB-ADVISORY AGREEMENT

   AGREEMENT made this        day of       , 200      , by and between ZURICH
SCUDDER INVESTMENTS, INC., a Delaware corporation (the "Adviser") and DREMAN VALUE MANAGEMENT, L.L.C., a Delaware limited liability company (the "Sub-Adviser").

   {WHEREAS, SCUDDER EQUITY TRUST, a Massachusetts business trust} [SCUDDER VALUE SERIES, INC., formerly known as KEMPER VALUE SERIES, INC., a Maryland corporation] (the "Fund") is a management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act");

   WHEREAS, the Fund has retained the Adviser to render to it investment advisory and management services with regard to the Fund including the series known as {Scudder-Dreman Financial Services Fund (the "Financial Services Series")} [SVS Dreman High Return Equity Fund (the "High Return Series")] [Scudder-Dreman Small Cap Value Fund (the "Small Cap Value Series")] pursuant to an Investment Management Agreement (the "Management Agreement"); and

   WHEREAS, the Adviser desires at this time to retain the Sub-Adviser to render investment advisory and management services for the [Name of Series] and the Sub-Adviser is willing to render such services;

   NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.  Appointment of Sub-Adviser.

   (a) The Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the [Name of Series] in accordance with the applicable investment objectives, policies and limitations and subject to the supervision of the Adviser and the Board of Trustees/Directors of the Fund for the period and upon the terms herein set forth, and to place orders for the purchase or sale of portfolio securities for the [Name of Series] account with brokers or dealers selected by the Sub-Adviser; and, in connection therewith, the Sub-Adviser is authorized as the agent of the [Name of Series] to give instructions to the Custodian and Accounting Agent of the Fund as to the deliveries of securities and payments of cash for the account of the [Name of Series]. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed to seek for the [Name of Series] best execution of orders. Subject to such policies as the Board of Trustees/Directors of the Fund determines and subject to satisfying the requirements of Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the [Name of Series] to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Adviser recognizes that all research services and research that the Sub-Adviser receives are available for all clients of the Sub-Adviser, and that the [Name of Series] and other clients of the Sub-Adviser may benefit thereby. The investment of funds shall be subject to all applicable restrictions of the Agreement and Declaration of Trust/Articles of Incorporation and By-Laws of the Fund as may from time to time be in force {Financial Services Series: to the extent the same are provided the Sub-Adviser}.

   (b) The Sub-Adviser accepts such employment and agrees during the period of this Agreement to render such investment management services in accordance with the applicable investment objectives, policies and limitations set out in the Fund's prospectus and Statement of Additional Information, as amended from time to time, {Financial Services Series: to the extent the same are provided the Sub-Adviser,} to furnish related office facilities and equipment and clerical, bookkeeping and administrative services for the [Name of Series], and to assume the other obligations herein set forth for the compensation herein provided. The Sub-Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement. The Sub-Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund, the [Name of Series] or the

Adviser in any way or otherwise be deemed an agent of the Fund, the [Name of Series] or the Adviser.

   (c) The Sub-Adviser will keep the Adviser, for itself and on behalf of the Fund, informed of developments materially affecting the Fund or the [Name of Series] and shall, on the Sub-Adviser's own initiative and as reasonably requested by the Adviser, for itself and on behalf of the Fund, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose.

   (d) The Sub-Adviser shall provide the Adviser with such investment portfolio accounting and shall maintain and provide such detailed records and reports as the Adviser may from time to time reasonably request, including without limitation, daily processing of investment transactions and periodic valuations of investment portfolio positions as required by the Adviser, monthly reports of the investment portfolio and all investment transactions and the preparation of such reports and compilation of such data as may be required by the Adviser to comply with the obligations imposed upon it under the Management Agreement. Sub-Adviser agrees to install in its offices computer equipment or software, as provided by the Adviser at its expense, for use by the Sub-Adviser in performing its duties under this Sub-Advisory Agreement, including inputting on a daily basis that day's portfolio transactions in the [Name of Series].

   (e) The Sub-Adviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of securities transactions.

   (f) The Sub-Adviser agrees that it will provide to the Adviser or the Fund promptly upon request reports and copies of such of its investment records and ledgers with respect to the [Name of Series] as appropriate to assist the Adviser and the Fund in monitoring compliance with the Investment Company Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish the Fund's Board of Trustees/Directors such periodic and special reports with respect to the [Name of Series] as the Adviser or the Board of Trustees/Directors may reasonably request, including statistical information with respect to the [Name of Series]'s securities.

   (g) In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Sub-Adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly any such records upon the Fund's or the Adviser's request, although the Sub-Adviser may, at the Sub-Adviser's own expense, make and retain copies of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act any records with respect to the Sub-Adviser's duties hereunder required to be maintained by Rule 31a-1 under the Investment Company Act to the extent that the Sub-Adviser prepares and maintains such records pursuant to this Agreement and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

   (h) The Sub-Adviser agrees that it will immediately notify the Adviser and the Fund in the event that the Sub-Adviser: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the United States Securities and Exchange Commission ("SEC") or other regulatory authority.

   (i) The Sub-Adviser agrees that it will immediately forward, upon receipt, to the Adviser, for itself and as agent for the Fund, any correspondence from the SEC or other regulatory authority that relates to the [Name of Series].

   (j) The Sub-Adviser acknowledges that it is an "investment adviser" to the Fund within the meaning of the Investment Company Act and the Advisers Act.

   (k) The Sub-Adviser shall be responsible for maintaining an appropriate compliance program to ensure that the services provided by it under this Agreement are performed in a manner consistent with applicable laws and the terms of this Agreement. Sub-Adviser agrees to provide such reports and certifications regarding its compliance program as the Adviser or the Fund shall reasonably request from time to time. {Financial Services Series:
Furthermore, the Sub-Adviser shall maintain and enforce a Code of Ethics which in form and substance is consistent with industry norms as changed from time to time. Sub-Adviser agrees to allow the Board of Trustees/Directors of the Fund to review its Code of Ethics upon request. Sub-Adviser agrees to report to the Adviser on a quarterly basis any violations of the Code of Ethics of which its senior management becomes aware.}

   (l)  [[High Return Equity Series, Small Cap Value Series: The
Sub-Adviser maintains a written Code of Ethics that complies with the requirements of Rule 17j-1 under the Investment Company Act. The Sub-Adviser certifies that it has adopted procedures reasonably necessary to prevent its "access persons," as such term is defined in Rule 17j-1, from violating the Code of Ethics. The Sub-Adviser shall notify the Board upon the adoption of any material change to its Code of Ethics so that the Board, including a majority of the Directors who are not interested persons of the Fund, may approve such change not later than six months after its adoption by the Sub-Adviser, as required by Rule 17j-1. The Sub-Adviser also shall provide the Fund with a copy of any amendments to its Code of Ethics that do not represent a material change to such Code. Within 45 days of the end of each calendar year while this Agreement is in effect (or more frequently if required by Rule 17j-1 or as the Fund may reasonably request), the Sub-Adviser shall provide the Board with a written report that, as required by Rule 17j-1: (i) describes any issue arising under the Sub-Adviser's Code of Ethics or procedures since the last report to the Board, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations, and (ii) certifies that the Sub-Adviser has adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics. Upon the written request of the Fund, the Sub-Adviser shall permit the Fund to examine the reports to be made by the Sub-Adviser under Rule 17j-1(d) and the records the Sub-Adviser maintains pursuant to Rule
17j-1(f).]]

2.  Compensation.

   {Financial Services Series: [Small Cap Value Series: For the services and facilities described herein, the Adviser will pay to the Sub-Adviser, 15 days after the end of each calendar month, a sub-advisory fee of 1/12 of an annualized amount computed by applying the annual rates set forth in Appendix A to the applicable average daily net assets of the [Name of Series] as defined below for such month.]}

   [High Return Series: For the services and facilities described herein, the Adviser will pay to the Sub-Adviser, 15 days after the end of each calendar month, a sub-advisory fee computed by applying the annual rates set forth in Appendix A to the applicable average daily net assets of the High Return Series.]

   For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

   [High Return Series: The Adviser further agrees that, notwithstanding Appendix A, the minimum amounts payable to the Sub-Adviser during the following periods that the Sub-Adviser serves under this Agreement shall be (i) a pro rata share of an annualized amount of $8.0 million from the date of this Agreement through December 31, 2002; (ii) $8.0 million in each of the years 2003 through 2006; and (iii) $4.0 million for January 1, 2007 through June 30, 2007. The payments made under the foregoing sentence shall be made by the fifteenth day following the end of the period to which such payment relates. The Adviser shall not be obligated to pay any amounts pursuant to this paragraph in excess of the sub-advisory fee payable under the first paragraph of this Section 2 in respect of any period in which the termination of this Agreement becomes effective or any later period.

   The Adviser will pay to the Sub-Adviser the additional subadvisory fees calculated in accordance with Appendix B ("Additional Subadvisory Fees") if the total purchase price paid by clients (net of sales loads) for shares less the total redemption proceeds (net of sales loads) for shares repurchased and redeemed with respect to the High Return Series and the SVS Dreman High Return Equity Portfolio ("HRE Portfolio") taken together ("Net Cash Flows") (i) are not at least $1 billion for the period starting on [the date of the new Relationship Agreement] and ending one year after the Base Date, or (ii) are not at least $1.5 billion for the period starting on [the date of the new Relationship Agreement] and ending two years after the Base Date. In this Agreement, the "Base Date" is the effective date of this Agreement. The Adviser shall not be obligated to pay any Additional Subadvisory Fees pursuant to this Agreement in respect of any period in which the termination of this Agreement becomes effective or any later period.]

3.  Net Asset Value.

   The net asset value for the [Name of Series] shall be calculated as the Board of Trustees/Directors of the Fund may determine from time to time in accordance with the provisions of the Investment Company Act. On each day when net asset value is not calculated, the net asset value of the [Name of Series] shall be deemed to be the net asset value as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

4.  Duration and Termination.

   (a) This Agreement shall become effective with respect to the [Name of Series] on {Financial Services Series: the date hereof} [High Return Series [Small Cap Series: the first business day following the day it is approved in the manner required by the Investment Company Act and the rules and regulations thereunder]] and shall remain in full force until [date], unless sooner terminated or not annually approved as hereinafter provided. Notwithstanding the foregoing, this Agreement shall continue in force through [such date], and from year to year thereafter only as long as such continuance is specifically approved at least annually and in the manner required by the Investment Company Act and the rules and regulations thereunder, with the first annual renewal to be coincident with the next renewal of the Management Agreement.

   (b) This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Management Agreement. In addition, the Adviser has the right to terminate this Agreement upon immediate notice if the Sub-Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

   (c) [High Return Series [Small Cap Value Series: If a party breaches this Agreement in any material respect which is not cured within sixty
(60) days of the other party giving it written notice of such breach, the other party may effect termination of this Agreement on written notice to the defaulting party.]]

   (c) This Agreement may be terminated at any time, without the payment by the Fund of any penalty, by the Board of Trustees/Directors of the Fund, or by vote of a majority of the outstanding voting securities of the [Name of Series], or by the Adviser. The Fund may effect termination of this Agreement by action of the Board of Trustees/Directors of the Fund or by vote of a majority of the outstanding voting securities of the [Name of Series] on sixty
(60) days written notice to the Adviser and the Sub-Adviser. The Adviser may effect termination of this Agreement on sixty (60) days written notice to the Sub-Adviser.

   (d) [High Return Series: The Sub-Adviser may not terminate this Agreement prior to February 4, 2004 except pursuant to Section 4(c).] [High Return Series [Small Cap Series: The Sub-Adviser may terminate this Agreement upon ninety (90) days written notice to the Adviser.]]

   (d) {Financial Services Series: Sub-Adviser may not terminate this Agreement prior to the third anniversary of the original Sub-Advisory Agreement dated [date]. Sub-Adviser may terminate this Agreement effective on or after the third anniversary of the Agreement dated [such date] upon ninety (90) days written notice to the Adviser.}

   (e) The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act and the rules and regulations thereunder.

   (f)  [High Return Series [Small Cap Series: Termination of this
Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

   (g) The provisions of Section 9 shall survive the termination of this Agreement.]]

5.  Representations and Warranties.

   The Sub-Adviser hereby represents and warrants as follows:

   (a) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

   (b) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

   (c) The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

   (d) The Sub-Adviser has reviewed the portion of (i) the registration statement filed with the SEC, as amended from time to time for the Fund ("Registration Statement"), and (ii) the Fund's prospectus and supplements thereto, in each case in the form received from the Adviser with respect to the disclosure about the Sub-Adviser and the [Name of Series] of which the Sub-Adviser has knowledge (the "Sub-Adviser and [Name of Series] Information") and except as advised in writing to the Adviser such Registration Statement, prospectus and any supplement contain, as of its date, no untrue statement of any material fact of which Sub-Adviser has knowledge and do not omit any statement of a material fact of which Sub-Adviser has knowledge which was required to be stated therein or necessary to make the statements contained therein not misleading.

6.  Covenants.

   The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

   (a) The Sub-Adviser shall maintain the Sub-Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

   (b) The Sub-Adviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Sub-Adviser is then subject;

   (c) The Sub-Adviser shall at all times comply in all material respects with the Advisers Act and the Investment Company Act, and all rules and regulations thereunder, and all other applicable laws and regulations, and the Registration Statement, prospectus and any supplement and with any applicable procedures adopted by the Fund's Board of Trustees/Directors, provided that such procedures are substantially similar to those applicable to similar funds for which the Board of Trustees/Directors of the Fund is responsible and that such procedures are identified in writing to the Sub-Adviser;

   (d) The Sub-Adviser shall promptly notify the Adviser and the Fund upon the occurrence of any event that might disqualify or prevent the Sub-Adviser from performing its duties under this Agreement. The Sub-Adviser further agrees to notify the Adviser of any changes that would cause the Registration Statement or prospectus for the Fund to contain any untrue statement of a material fact or to omit to state a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading, in each case relating to Sub-Adviser and [Name of Series] Information; and

   (e) For the entire time this Agreement is in effect and for a period of two years thereafter, the Sub-Adviser shall maintain a claims made bond issued by a reputable fidelity insurance company against larceny and embezzlement, covering each officer and employee of Sub-Adviser, at a minimum level of [High Return Equity Series, [Small Cap Value Series: $3 million]]{Financial Services Series:
$2 million} which provide coverage for acts or alleged acts which occurred during the period of this Agreement.

7.  Use of Names.

   (a) The Sub-Adviser acknowledges and agrees that the names {Scudder Equity Trust} [Scudder Value Series], and Scudder, (whether used by themselves or in combination with other words) and abbreviations or logos associated with those names, are the valuable property of Adviser and its affiliates; that the Fund, Adviser and their affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names {Scudder Equity Trust} [Scudder Value Series] and Scudder, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from Adviser before using or referring to [Scudder Value Series] {Scudder Equity Trust}, Scudder, or Scudder-Dreman, or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Scudder-Dreman {Financial Services Fund} [High Return Equity Fund]
[Small Cap Value Fund] in the Sub-Adviser's marketing material as long as such marketing material does not constitute "sales literature" or "advertising" for the [Name of Series], as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

   (b) Adviser acknowledges that "Dreman" is distinctive in connection with investment advisory and related services provided by the Sub-Adviser, the "Dreman" name is a property right of the Sub-Adviser, and the "Dreman" name as used in the name of the [Name of Series] is understood to be used by the Fund upon the conditions hereinafter set forth; provided that the Fund may use such name only so long as the Sub-Adviser shall be retained as the investment sub-adviser of the [Name of Series] pursuant to the terms of this Agreement.

   (c) Adviser acknowledges that the Fund and its agents may use the "Dreman" name in the name of the [Name of Series] for the period set forth herein in a manner not inconsistent with the interests of the Sub-Adviser and that the rights of the Fund and its agents in the "Dreman" name are limited to their use as a component of the [Name of Series] name and in connection with accurately describing the activities of the [Name of Series], including use with marketing and other promotional and informational material relating to the [Name of Series]. In the event that the Sub-Adviser shall cease to be the investment sub-adviser of the [Name of Series], then the Fund at its own or the Adviser's expense, upon the Sub-Adviser's written request: (i) shall cease to use the Sub-Adviser's name as part of the name of the [Name of Series] or for any other commercial purpose (other than the right to refer to the [Name of Series]'s former name in the Fund's Registration Statement, proxy materials and other Fund documents to the extent required by law and, for a reasonable period the use of the name in informing others of the name change); and (ii) shall use its best efforts to cause the Fund's officers and directors to take any and all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Sub-Adviser all rights which the Fund may have to such name. Adviser agrees to take any and all reasonable actions as may be necessary or desirable to effect the foregoing and Sub-Adviser agrees to allow the Fund and its agents a reasonable time to effectuate the foregoing.

   (d) The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser's name upon the foregoing terms and conditions.

8.  Standard of Care.

   Except as may otherwise be required by law, and except as may be set forth in paragraph 9, the Sub-Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund, the [Name of Series] or the Adviser in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

9.  Indemnifications.

   (a) The Sub-Adviser agrees to indemnify and hold harmless the Adviser and the Fund against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Adviser or the Fund may become subject arising out of or based on the breach or alleged breach by the Sub-Adviser of any provisions of this Agreement or any wrongful action or alleged wrongful action by the Sub-Adviser; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Sub-Adviser and the Adviser or the Fund, as the case may be, shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Adviser's or the Fund's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Adviser or the Fund of its duties. The foregoing indemnification shall be in addition to any rights that the Adviser or the Fund may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Adviser or the Fund, be controlled by the Adviser or the Fund, or be under common control with the Adviser or the Fund and their affiliates, trustees, officers, employees and agents. The Sub-Adviser's agreement in this paragraph shall also extend to any of the Fund's, [Name of Series]'s, and Adviser's successors or the successors of the aforementioned affiliates, trustees, officers, employees or agents.

   (b) The Adviser agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the breach or alleged breach by the Adviser of any provisions of this Agreement or the Management Agreement, or any wrongful action or alleged wrongful action by the Adviser or its affiliates in the distribution of the Fund's shares, or any wrongful action or alleged wrongful action by the Fund other than wrongful action or alleged wrongful action that was caused by the breach by Sub-Adviser of the provisions of this Agreement; provided, however, that the Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Adviser and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. The Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser's and each such person's respective affiliates, trustees, officers, employees and agents. The Adviser's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, trustees, officers, employees or agents.

   (c) Promptly after receipt by a party indemnified under paragraphs 9(a) and 9(b) above of notice of the commencement of any action, proceeding, or investigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the reasonable legal fees and other costs of defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding, the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party, which shall not be unreasonably withheld.

10.  Survival.

   If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

11.  Notices.

   Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

12.  Governing Law.

   This Agreement shall be construed in accordance with applicable federal law and the laws of the State of New York [High Return Series [Small Cap
Value Series: without giving effect to the rules of conflict of laws in the state of New York to the extent those rules would require or permit the application of another jurisdiction's laws]].

13.  Miscellaneous.

   (a) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

   (b) Terms not defined herein shall have the meaning set forth in the Fund's prospectus.

   (c) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

   ZURICH SCUDDER INVESTMENTS, INC.

   By:   __________________________
   Title: Managing Director

   DREMAN VALUE MANAGEMENT, L.L.C.

   By:  ____________________________
   Title: Chairman

                                     FOR THE PURPOSE OF ACCEPTING ITS
                                       OBLIGATIONS UNDER SECTION 7 HEREIN
                             ONLY

                                     {SCUDDER VALUE SERIES INC.} [SCUDDER
                                         EQUITY TRUST]

                                   By: ______________________________
                                   Title: President

                            [SMALL CAP VALUE SERIES:
                                  APPENDIX A
                    INVESTMENT MANAGEMENT SUB-ADVISORY FEE

         Applicable Average Daily Net Assets          Annual Rate
         -----------------------------------   -------------------------
                  $0 - $500,000,000            0.375 of 1%
                  over $500,000,000            0.340 of 1%]

               {[High Return Series, Financial Services Series:

                                  Appendix A

                    Investment Management Sub-Advisory Fee

                   Applicable Average Daily Net
                              Assets
                           (thousands)              Annual Rate
                           -----------              -----------
                   $          0 - $    250,000      0.240 of 1%
                   $    250,000 - $  1,000,000      0.230 of 1%
                   $  1,000,000 - $  2,500,000      0.224 of 1%
                   $  2,500,000 - $  5,000,000      0.218 of 1%
                   $  5,000,000 - $  7,500,000      0.208 of 1%
                   $  7,500,000 - $ 10,000,000      0.205 of 1%
                   $ 10,000,000 - $ 12,500,000      0.202 of 1%
                           Over   $ 12,500,000      0.198 of 1%]}

                             [HIGH RETURN SERIES:
                                  APPENDIX B

                         ADDITIONAL SUB-ADVISORY FEES

                      Net Cash Flows
   Measurement           (from the
       Date            Commencement                                      Period for which
   (taken from       Date through the                                    deemed additional
  the Base Date)     Measurement Date)     Deemed additional assets    assets are attributed
-----------------------------------------------------------------------
                                                                       ---------------------
 One year           Less than $500       $500 million                  Base Date through
                    million              less  Net Cash Flows year     the one year
                                         Measurement Date              Measurement Date
                                         ("One Year Shortfall")
--------------------------------------------------------------------------------------------
 18 months*         Less than $1 billion $1 billion                    Base Date through
                                         less  Net Cash Flows through  the one year
                                         the 18 month Measurement Date Measurement Date
                                         less  the One Year Shortfall
                                         (if applicable)
--------------------------------------------------------------------------------------------
 Two years          Less than $750       $750 million                  One year
                    million              less  Net Cash Flows through  Measurement Date
                                         the two year Measurement      through the two year
                                         Date                          Measurement Date
                                         ("Two Year Shortfall")
--------------------                     ---------------------------------------------------
                    ---------------------
 30 months**        Less than $1.5       $1.5 billion                  One year
 (applies if there  billion              less  Net Cash Flows through  Measurement Date
 was no Two Year                         the 30 month Measurement      through the 30 month
 Shortfall)                              Date                          Measurement Date
--------------------------------------------------------------------------------------------
 30 months**        Less than $1.5       $1.5 billion                  One year
 (applies if there  billion              less  Net Cash Flows through  Measurement Date
 was a Two Year                          the 30 month Measurement Date through the two year
 Shortfall)                              less  the Two Year Shortfall  Measurement Date
--------------------------------------------------------------------------------------------
                                         And                           Two year
                                         $1.5 billion                  Measurement Date
                                         less  Net Cash Flows through  through the 30
                                         the 30 month Measurement      month Measurement
                                         Date                          Date

--------
*Does not apply if Net Cash Flows were at least $1 billion through the one year Measurement Date.

**Does not apply if Net Cash Flows were at least $1.5 billion through the two year Measurement Date.

The Additional Subadvisory Fee for a Measurement Date is calculated by:

(a) determining the deemed additional assets using the third column in the above table;

(b) attributing the deemed additional assets to each of the High Return Series and the HRE Portfolio for the period specified in the fourth column of the above table in proportion to the amounts of their respective average daily net assets for that attribution period; and

(c) calculating the additional subadvisory fees that the Adviser would have paid the Sub-Adviser if the average daily net assets of the High Return Series had included during the attribution period the deemed additional assets attributable to the High Return Series, determined in accordance with paragraph (b), using the current fee schedule in this Agreement.]

                                   EXHIBIT E

        INFORMATION REGARDING OTHER FUNDS ADVISED OR SUB-ADVISED BY DVM

                             Approximate                   Advisory Fee
Name of Fund or Portfolio    Net Assets           (% of average daily net assets)
------------------------- ------------------      -------------------------------
Scudder-Dreman Financial  $ 174,377,929/(1)/         0.240% to $250 million
Services Fund                                        0.230% next $750 million
                                                     0.224% next $1.5 billion
                                                     0.218% next $2.5 billion
                                                     0.208% next $2.5 billion
                                                     0.205% next $2.5 billion
                                                     0.202% next $2.5 billion
                                                     0.198% over $12.5 billion

Scudder-Dreman High       $    4,140,687,437/(1)/    0.240% to $250 million
Return Equity Fund                                   0.230% next $750 million
                                                     0.224% next $1.5 billion
                                                     0.218% next $2.5 billion
                                                     0.208% next $2.5 billion
                                                     0.205% next $2.5 billion
                                                     0.202% next $2.5 billion
                                                     0.198% over $12.5 billion

SVS Dreman Financial      $ 117,047,378/(2)/         0.3375 of 1%
Services Portfolio
                          $ 443,396,453/(2)/
SVS Dreman High Return                               0.3375 of 1%
Equity Portfolio

Scudder-Dreman Small Cap  $ 373,728,181/(1)/         0.375% to $500,000,000
Value Fund                                           0.340% over $500,000,000

SVS Dreman Small Cap      $ 193,734,241/(2)/         0.375 of 1%
Value Portfolio

/(1)/ As of November 30, 2001.

/(2)/ As of December 31, 2001.

                                  APPENDIX 1

                               Trusts and Series

                             Scudder Equity Trust
                    Scudder-Dreman Financial Services Fund

                          Scudder Value Series, Inc.
                            Scudder Contrarian Fund
                    Scudder-Dreman High Return Equity Fund
                      Scudder-Dreman Small Cap Value Fund

                                  APPENDIX 2

                         INFORMATION REGARDING SCUDDER

   Zurich Scudder Investments, Inc., located at 345 Park Avenue, New York, New York 10154, is one of the largest and most experienced investment management firms in the United States. It was established as a partnership in 1919 and restructured as a Delaware corporation in 1985. Its first fund was launched in 1928. As of December 31, 2001, Scudder had approximately $328 billion in assets under management. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

   As of December 31, 2001, the outstanding securities of Scudder are held of record as follows: 1.31% by Zurich Insurance Company, 54 Thompson Street, Third Floor, New York, New York 10012; 37.78% and 16.06% by Zurich Holding Company of America ("ZHCA"), 1400 American Lane, Schaumburg, Illinois, 60196 and Zurich Financial Services (UKISA) Limited, 22 Arlington Street, London SW1A, 1RW United Kingdom, respectively, each a wholly owned subsidiary of Zurich Insurance Company; 27.14% by ZKI Holding Corporation ("ZKIH"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of ZHCA; 13.91% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of Scudder's employee and retired employee stockholders pursuant to a Second Amended and Restated Security Holders Agreement among Scudder, Zurich Insurance Company, ZHCA, ZKIH, the Management Representatives, the employee stockholders, the retired employee stockholders and Edmond D. Villani, as trustee of Zurich Scudder's Executive Defined Contribution Plan Trust (the "Plan Trust"); and 3.80% by the Plan Trust.

   On October 17, 2000, the dual holding company structure of Zurich Financial Services Group was unified under a single Swiss holding company called Zurich Financial Services, Mythenquai 2, 8002 Zurich, Switzerland. Zurich Insurance Company is an indirect wholly owned subsidiary of Zurich Financial. The transaction did not affect Zurich Insurance Company's ownership interest in Scudder or Scudder's operations.

   The names and principal occupations of the principal executive officers and directors of Scudder are shown below.

Directors and Officers of Scudder

   Steven M. Gluckstern, 105 East 17/th Street, Fourth Floor, New York, New York 10003. Chairman of the Board and Director, Scudder. Chief Executive Officer, Zurich Global Assets, LLC.

   Edmond D. Villani, 345 Park Avenue, New York, New York 10154. President, Chief Executive Officer and Director, Scudder. Managing Director, Scudder.

   Kathryn L. Quirk, 345 Park Avenue, New York, New York 10154. General Counsel, Chief Compliance Officer, Chief Legal Officer and Secretary, Scudder. Managing Director, Scudder.

   Farhan Sharaff, 345 Park Avenue, New York, New York 10154. Chief Investment Officer, Scudder. Managing Director, Scudder.

   Chris C. DeMaio, 345 Park Avenue, New York, New York 10154. Treasurer, Scudder. Managing Director, Scudder.

   Nicholas Bratt, 345 Park Avenue, New York, New York 10154. Corporate Vice President and Director, Scudder. Managing Director, Scudder.

   Lynn S. Birdsong, 345 Park Avenue, New York, New York 10154. Corporate Vice President and Director, Scudder. Managing Director, Scudder.

   Laurence W. Cheng, 54 Thompson Street, New York, NY 10012. Director, Scudder. Chairman and Chief Executive Officer, Capital Z Management, LLC.

   Martin Feinstein, 4680 Wilshire Boulevard, Los Angeles, California 90010. Director, Scudder. Chairman of the Board, President and Chief Executive Officer, Farmers Group, Inc.

   Gunther Gose, Mythenquai 2, P.O. Box CH-8022, Zurich, Switzerland. Director, Scudder. Chief Financial Officer, Zurich Financial.

   Appendix 10 includes information regarding each officer of each Trust/Corporation who is associated with Scudder.

   Certain senior executives of Scudder are expected to take positions at Deutsche Asset Management, including Edmond D. Villani, Scudder's President and Chief Executive Officer, who is expected to join the existing Deutsche Asset Management Global Executive Committee, as well as serve on the Americas leadership team. Deutsche Bank has represented that it does not anticipate that the Transaction will have any adverse effect on Scudder's ability to fulfill its obligations under the New Investment Management Agreements or on its ability to operate its businesses in a manner consistent with its current practices.

   Edmond Villani, Nicholas Bratt and Lynn Birdsong, each a director of Scudder, are parties to employment agreements with Scudder, entered into in 1997 when Scudder was acquired by Zurich Financial, which would provide each executive, if his employment is terminated by Scudder without cause or by the executive for good reason, with a severance payment equal to two times the sum of his base salary and the higher of his two most recent annual bonuses, in the case of Messrs. Villani and Bratt, and equal to the sum of his base salary and the higher of his two most recent annual bonuses, in the case of Mr. Birdsong. In addition, Messrs. Villani, Bratt and Birdsong are participants in the Zurich Scudder Investments Supplemental Employee Retirement Plan, the Zurich Scudder Investments Excess Retirement Plan, the Zurich Scudder Investments Long-Term Incentive Plan, the Zurich Scudder Investments Executive Defined Contribution Plan, the Zurich Scudder Investments Special Incentive Compensation Plan and the Zurich Scudder Investments Supplemental Profit Sharing Plan (collectively, the "Plans"). Pursuant to the terms of each of the Zurich Scudder Investments Supplemental Employee Retirement Plan, Zurich Scudder Investments Executive Defined Contribution Plan and Zurich Scudder Investments Special Incentive Compensation Plan, upon consummation of the Transaction, the respective accounts of each participant in such Plans will become fully vested to the extent that such amounts were not vested prior to the consummation of the Transaction.

   Scudder also informed the Funds that as of December 31, 2001, Scudder shared power to vote and dispose of 1,634,248 shares of Deutsche Bank common stock (approximately 0.26 of 1% of the shares outstanding). All of those shares were held by various investment companies managed by Scudder. On that date, Scudder also shared power to vote and/or dispose of other securities of Deutsche Bank and its affiliates, some of which were also held by various investment companies managed by Scudder. To the extent required by the 1940 Act, prior to, or within a reasonable time after the Transaction, Scudder will dispose of the Deutsche Bank (and affiliates') securities held by various investment companies managed by Scudder, and Deutsche Bank will pay the transactional costs associated with such disposition.

                                  APPENDIX 3

                  FEES PAID TO SFAC, SISC, SSC, SDI AND SISI

                                                           Aggregate             Aggregate               Aggregate
                                        Fiscal   Unitary    Fee to    Aggregate   Fee to   Aggregate Fee  Fee to
Fund                                     Year   Admin. Fee   SFAC    Fee to SISC    SSC       to SDI       SISI
----                                   -------- ---------- --------- ----------- --------- ------------- ---------

Scudder Contrarian Fund                11/30/01 $  370,724  $     0  $  370,781     $0      $ 1,132,993   $3,220

Scudder-Dreman Financial Services Fund 11/30/01 $  297,044  $41,886  $  254,550     $0      $ 1,269,024   $2,827

Scudder-Dreman High Return Equity Fund 11/30/01 $7,529,714  $     0  $3,750,811     $0      $23,923,723   $3,180

Scudder-Dreman Small Cap Value Fund    11/30/01 $  967,653  $     0  $  722,766     $0      $ 2,335,193   $3,180

                                  APPENDIX 4

      FUND MANAGEMENT FEE RATES, NET ASSETS AND AGGREGATE MANAGEMENT FEES

                                                                      Aggregate
                      Fiscal                                          Management
        Fund           Year     Net Assets     Management Fee Rate    Fee Paid/+/*
        ----         -------- -------------- ------------------------ -----------

Scudder Contrarian   11/30/01 $  213,387,619 0.75% to $250 million;   $ 1,583,336
Fund                                         0.72% next $750 million;
                                             0.70% next $1.5 billion;
                                             0.68% next $2.5 billion;
                                             0.65% next $2.5 billion;
                                             0.64% next $2.5 billion;
                                             0.63% next $2.5 billion;
                                             0.62% over $12.5 billion

Scudder-Dreman       11/30/01 $  174,377,929 0.75% to $250 million;   $ 1,410,334
Financial Services                           0.72% next $750 million;
Fund                                         0.70% next $1.5 billion;
                                             0.68% next $2.5 billion;
                                             0.65% next $2.5 billion;
                                             0.64% next $2.5 billion;
                                             0.63% next $2.5 billion;
                                             0.62% over $12.5 billion

Scudder-Dreman High  11/30/01 $4,140,687,437 0.75% to $250 million;   $27,305,276
Return Equity Fund                           0.72% next $750 million;
                                             0.70% next 1.5 billion;
                                             0.68% next 2.5 billion;
                                             0.65% next 2.5 billion;
                                             0.64% next $2.5 billion;
                                             0.63% next $2.5 billion;
                                             0.62% over $12.5 billion

Scudder-Dreman Small 11/30/01 $  373,728,181 0.75% to $250 million;   $ 2,752,778
Cap Value Fund                               0.72% next $750 million;
                                             0.70% next 1.5 billion;
                                             0.68% next 2.5 billion;
                                             0.65% next 2.5 billion;
                                             0.64% next $2.5 billion;
                                             0.63% next $2.5 billion;
                                             0.62% over $12.5 billion

--------
/*/ The aggregate management fee paid amounts are for each Fund's most recently completed fiscal year, unless otherwise noted.
/+ /Aggregate management fees disclosed in this table may include fees paid to successors and affiliates of Scudder.

                                  APPENDIX 5

                         ADMINISTRATIVE SERVICES FEES

   The Funds listed below have entered into an administrative services agreement with Scudder (the "Administration Agreement"), pursuant to which Scudder provides or pays others to provide substantially all of the administrative services required by the Class A, Class B, Class C and Class I shares of the Funds (other than those provided by Scudder under its investment management agreement with those Funds) in exchange for the payment by the Funds of an annual administrative fee (the "Administrative Fee") as listed below.

   The Administration Agreement will remain in effect with respect to the Class A, Class B, Class C and Class I shares for an initial term ending September 30, 2003, subject to earlier termination by the Board of Trustees that oversees the Funds listed below. The Administration Agreement shall continue in effect on an annual basis after September 30, 2003, provided that such continuance is approved at least annually by a majority of the Trustees, including Non-interested Trustees, that oversee the Funds listed below. The fee payable by each Fund listed below to Scudder pursuant to the Administration Agreement is reduced by the amount of any credit received from the Fund's custodian for cash balances.

   Certain expenses of the Funds are not borne by Scudder under the Administration Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Non-interested Trustees (including the fees and expenses of their independent counsel). Each Fund listed below continues to pay the fees required by its investment management agreement with Scudder.

                        Administrative Services Fee (%)

                                                Class Class Class Class
         Fund                                     A     B     C     I
         ----                                   ----- ----- ----- -----

         Scudder Contrarian Fund                0.325 0.375 0.350 0.100

         Scudder-Dreman Financial Services Fund 0.350 0.400 0.375   N/A

         Scudder-Dreman High Return Equity Fund 0.350 0.400 0.375 0.100

         Scudder-Dreman Small Cap Value Fund    0.475 0.525 0.500 0.100

                                  APPENDIX 6

              DATES RELATING TO INVESTMENT MANAGEMENT AGREEMENTS

                                                                   Termination
                                        Current                    Date (Unless
                           Date of     Investment   New Investment  Continued)
                           Current     Management     Management     For New
                          Investment Agreement Last   Agreement     Investment
                          Management  Approved By    Approved By    Management
 Fund                     Agreement   Shareholders     Trustees     Agreement
 ----                     ---------- -------------- -------------- ------------
 Scudder Contrarian Fund    9/7/98      12/17/98        2/4/02       9/30/02
 Scudder-Dreman Financial
 Services Fund              9/7/98      12/17/98        2/4/02       9/30/02
 Scudder-Dreman High
 Return Equity Fund         9/7/98      12/17/98        2/4/02       9/30/02
 Scudder-Dreman Small Cap
 Value Fund                 9/7/98      12/17/98        2/4/02       9/30/02

                                  APPENDIX 7

                            FUND SHARES OUTSTANDING

   The table below sets forth the number of shares outstanding for each Fund as of December 31, 2001.

                                                        Number
                                                       of Shares
               Fund                                   Outstanding
               ----                                   -----------
               Scudder Contrarian Fund...............  11,174,081

               Scudder-Dreman Financial Services Fund  16,872,567

               Scudder-Dreman High Return Equity Fund 113,381,755

               Scudder-Dreman Small Cap Value Fund...  19,636,149

                                  APPENDIX 8

                BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES

                                                                                                   Percentage
      Fund Name and Class                                 Owner                           Amount    of Class
      -------------------                                 -----                           ------    --------
Scudder Contrarian Fund, Class A Scudder Trust Company, f.b.o. Angelo LaFrate            1,031,374   15.02%
                                 Construction Company, Inc. 401(k) and Profit Sharing
                                 Plan, P.O. Box 957, Salem, NH 03079
Scudder Contrarian Fund, Class A Verb & Company, f.b.o. The Community Foundation,          693,906   10.11%
                                 Silicon Valley, 4380 SW Macadam Avenue,
                                 Portland, OR 97201
Scudder Contrarian Fund, Class B Donaldson, Lufkin & Jenrette, f.b.o. customers,           278,536    8.06%
                                 P.O. Box 2052, Jersey City, NJ 07303
Scudder Contrarian Fund, Class B National Financial Services Corp., f.b.o. customers,      276,111    7.99%
                                 200 Liberty Street, New York, NY 10281
Scudder Contrarian Fund, Class C Merrill, Lynch, Pierce Fenner and Smith, f.b.o.           107,450   14.51%
                                 customers, 4800 Deer Lake Drive, Jacksonville, FL 32246
Scudder Contrarian Fund, Class I Zurich Scudder Investments, Profit Sharing Plan,           96,404   82.75%
                                 345 Park Avenue, New York, NY 10154
Scudder Contrarian Fund, Class I Zurich Scudder Investments, Money Purchase Plan,           16,403   14.08%
                                 345 Park Avenue, New York, NY 10154
Scudder-Dreman Financial         National Financial Services Corp., f.b.o. customers,      878,538   12.06%
  Services Fund, Class A         200 Liberty Street, New York, NY 10281
Scudder-Dreman Financial         Donaldson, Lufkin & Jenrette, f.b.o. customers,           714,866    9.81%
  Services Fund, Class A         P.O. Box 2052, Jersey City, NJ 07303
Scudder-Dreman Financial         LINSCO/Private Ledger Corp., f.b.o. customers,            405,875    5.57%
  Services Fund, Class A         9875 Towne Center Drive, San Diego, CA 92121

                                                                                               Percentage
   Fund Name and Class                               Owner                            Amount    of Class
   -------------------                               -----                            ------    --------
Scudder-Dreman Financial   Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box    832,769   10.51%
  Services Fund, Class B   2052, Jersey City, NJ 07303
Scudder-Dreman Financial   National Financial Services Corp., f.b.o. customers, 200    747,508    9.43%
  Services Fund, Class B   Liberty Street, New York, NY 10281
Scudder-Dreman Financial   First Clearing Corp., f.b.o. customers, 10700 Wheat First   704,661    8.89%
  Services Fund, Class B   Drive, Glen Allen, VA 23060
Scudder-Dreman Financial   Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box    170,439   10.21%
  Services Fund, Class C   2052, Jersey City, NJ 07303
Scudder-Dreman Financial   Merrill, Lynch, Pierce Fenner and Smith, f.b.o.             117,929    7.06%
  Services Fund, Class C   customers, 4800 Deer Lake Drive, Jacksonville, FL 32246
Scudder-Dreman Financial   Raymond James & Associates, P.O. Box 12749, St.             114,204    6.84%
  Services Fund, Class C   Petersburg, FL 33733 f.b.o. customers, 4800 Deer Lake
                           Drive, Jacksonville, FL 32246
Scudder-Dreman Financial   National Financial Services Corp., f.b.o. customers, 200     99,589    5.96%
  Services Fund, Class C   Liberty Street, New York, NY 10281
Scudder-Dreman High Return National Financial Services Corp., f.b.o. customers, 200  5,001,233    8.72%
  Equity Fund, Class A     Liberty Street, New York, NY 10281
Scudder-Dreman High Return Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box  3,615,057    6.30%
  Equity Fund, Class A     2052, Jersey City, NJ 07303
Scudder-Dreman High Return National Financial Services Corp., f.b.o. customers, 200  4,906,569   11.13%
  Equity Fund, Class B     Liberty Street, New York, NY 10281
Scudder-Dreman High Return Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box  4,726,157   10.72%
  Equity Fund, Class B     2052, Jersey City, NJ 07303
Scudder-Dreman High Return Merrill, Lynch, Pierce Fenner & Smith, f.b.o. customers,  2,485,560    5.64%
  Equity Fund, Class B     4800 Deer Lake Drive, Jacksonville, FL 32246

                                                                                                  Percentage
     Fund Name and Class                                Owner                            Amount    of Class
     -------------------                                -----                            ------    --------
Scudder-Dreman High Return    Dean Witter Reynolds, f.b.o. customers, 5 World Trade     2,333,678    5.29%
  Equity Fund, Class B        Center, New York, NY 10048
Scudder-Dreman High Return    First Clearing Corp., f.b.o. customers, 10700 Wheat First 2,244,048    5.09%
  Equity Fund, Class B        Drive, Glen Allen, VA 23060
Scudder-Dreman High Return    Merrill, Lynch, Pierce Fenner & Smith, f.b.o. customers,  1,394,311   12.55%
  Equity Fund, Class C        4800 Deer Lake Drive, Jacksonville, FL 32246
Scudder-Dreman High Return    National Financial Services Corp., f.b.o. customers, 200  1,200,861   10.81%
  Equity Fund, Class C        Liberty Street, New York, NY 10281
Scudder-Dreman High Return    Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box    870,589    7.83%
  Equity Fund, Class C        2052, Jersey City, NJ 07303
Scudder-Dreman High Return    Zurich Scudder Investments, Profit Sharing Plan, 345        441,630   50.00%
  Equity Fund, Class I        Park Avenue, New York, NY 10154
Scudder-Dreman High Return    Scudder Trust Company, f.b.o. Zurich Scudder                227,130   25.71%
  Equity Fund, Class I        Investments Profit Sharing Plan, P.O. Box 957, Salem,
                              NH 03079
Scudder-Dreman High Return    Wells Fargo Bank, f.b.o. High Return Equity Portfolio,      187,353   21.21%
  Equity Fund, Class I        P.O. Box 1533, Minneapolis, MN 55480
Scudder Small Cap Value Fund, National Financial Services Corp., f.b.o. customers, 200    512,802    5.59%
  Class A                     Liberty Street, New York, NY 10281
Scudder Small Cap Value Fund, Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box    463,440    5.06%
  Class A                     2052, Jersey City, NJ 07303
Scudder Small Cap Value Fund, National Financial Services Corp., f.b.o. customers, 200    765,079    9.00%
  Class B                     Liberty Street, New York, NY 10281
Scudder Small Cap Value Fund, Merrill, Lynch, Pierce Fenner & Smith, f.b.o. customers,    553,066    6.51%
  Class B                     4800 Deer Lake Drive, Jacksonville, FL 32246
Scudder Small Cap Value Fund, Donaldson, Lufkin & Jenrette, f.b.o. customers, P.O. Box    553,065    6.51%
  Class B                     2052, Jersey City, NJ 07303

                                                                                               Percentage
     Fund Name and Class                               Owner                           Amount   of Class
     -------------------                               -----                           ------   --------
Scudder Small Cap Value Fund, Merrill, Lynch, Pierce Fenner & Smith, f.b.o. customers, 254,109   14.81%
  Class C                     4800 Deer Lake Drive, Jacksonville, FL 32246
Scudder Small Cap Value Fund, National Financial Services Corp., f.b.o. customers, 200 109,966    6.41%
  Class C                     Liberty Street, New York, NY 10281
Scudder Small Cap Value Fund, Zurich Scudder Investments, Profit Sharing Plan, 345     173,408   64.18%
  Class I                     Park Avenue, New York, NY 10154
Scudder Small Cap Value Fund, Scudder Trust Company, f.b.o. Zurich Scudder              89,485   33.11%
  Class I                     Investments Profit Sharing Plan, P.O. Box 957, Salem,
                              NH 03079

                                  APPENDIX 9

                  FUND SHARES OWNED BY TRUSTEES AND OFFICERS

   The following table sets forth, for each Trustee and for the Trustees and officers as a group, the amount of equity securities owned in each Fund as of December 31, 2001. For Mr. Dunaway and Mr. Edgar, the amounts shown include share equivalents of funds advised by Scudder in which they are deemed to be invested pursuant to such Fund's Deferred Compensation Plan. The information as to beneficial ownership is based on statements furnished to each Fund by each Trustee and officer. Unless otherwise noted, (i) beneficial ownership is based on sole investment power, (ii) each Trustee's individual beneficial shareholdings of each Fund constitute less than 1% of the outstanding shares of such Fund, and (iii) as a group, the Trustees and officers of each Fund own beneficially less than 1% of the shares of such Fund.






     Names of       John W.   Lewis A. Mark S. Linda C. Donald L. James R. William F.  Robert B. Shirley D. Fred B. William P.
     Trustees      Ballantine Burnham  Casady  Coughlin  Dunaway   Edgar   Glavin, Jr.  Hoffman   Peterson  Renwick  Sommers
     --------      ---------- -------- ------- -------- --------- -------- ----------- --------- ---------- ------- ----------
   Name of Fund
   ------------
Scudder Contrarian
Fund                 1,307       0        0       0         63       0          0          0        682      3,171      0

Scudder-Dreman
Financial Services
Fund                   0         0        0       0        101       0         984*        0         0         0        0

Scudder-Dreman
High Return Equity
Fund                  689        0      1,384    896        39      791       1,118*       0       1,086     5,286     379

Scudder-Dreman
Small Cap Value
Fund                   0         0        0      271       328*      0          0          0        377       112      167

                              All
                            Current
                            Trustees
                              and
                            Officers
     Names of      John G.    as a
     Trustees      Weithers  Group
     --------      -------- --------
   Name of Fund
   ------------
Scudder Contrarian
Fund                 329     5,552

Scudder-Dreman
Financial Services
Fund                  0      1,085

Scudder-Dreman
High Return Equity
Fund                 281     12,165

Scudder-Dreman
Small Cap Value
Fund                 225     1,480

   * Shares held with joint ownership and shared investment power.

                                  APPENDIX 10

                                   OFFICERS

   The following persons are officers of each Trust noted in the table below:

                       Present Office with the Trust;
                            Principal Occupation          Trust (Year First
      Name (age)             or Employment/(1)/        Became an Officer)/(2)/
      ----------       ------------------------------ --------------------------

Mark S. Casady (41)     Trustee and President;        Scudder Equity Trust
                        Managing Director,            (1998)
                        Scudder; formerly,            Scudder Value Series,
                        Institutional Sales           Inc. (1998)
                        Manager of an
                        unaffiliated mutual fund
                        distributor.

Linda C. Coughlin       Trustee, Vice President       Scudder Equity Trust
  (50)                  and Chairperson;              (2001)
                        Managing Director,            Scudder Value Series,
                        Scudder.                      Inc. (2001)

Philip J. Collora (56)  Vice President and            Scudder Equity Trust
                        Assistant Secretary;          (1998)
                        Attorney, Senior Vice         Scudder Value Series,
                        President, Scudder.           Inc. (1995)

Kathryn L. Quirk (49)   Vice President; Managing      Scudder Equity Trust
                        Director, Scudder.            (1998)
                                                      Scudder Value Series,
                                                      Inc. (1998)

Joseph DeSantis (42)    Vice President; Managing      Scudder Equity Trust
                        Director, Scudder.            (2001)


Thomas F. Sassi (59)    Vice President; Managing      Scudder Value Series, Inc.
                        Director, Scudder.            (1998)

Linda J. Wondrack       Vice President; Managing      Scudder Equity Trust
  (37)                  Director, Scudder.            (1998)
                                                      Scudder Value Series,
                                                      Inc. (1998)

Gary French (50)        Treasurer; Managing           Scudder Equity Trust
                        Director, Scudder.            (2001)
                                                      Scudder Value Series,
                                                      Inc. (2001)

John R. Hebble (43)     Assistant Treasurer; Senior   Scudder Equity Trust
                        Vice President, Scudder.      (1998)
                                                      Scudder Value Series,
                                                      Inc. (1998)

                        Present Office with the Trust;
                             Principal Occupation        Trust (Year First
       Name (age)             or Employment/(1)/       Became an Officer)/(2)/
       ----------       ------------------------------ ----------------------
  Brenda Lyons (38)      Assistant Treasurer; Senior   Scudder Equity Trust
                         Vice President, Scudder.      (1998)
                                                       Scudder Value Series,
                                                       Inc. (1998)

  Thomas Lally (34)      Assistant Treasurer; Senior   Scudder Equity Trust
                         Vice President, Scudder.      (2001)
                                                       Scudder Value Series,
                                                       Inc. (2001)

  John Millette (39)     Secretary; Vice President,    Scudder Equity Trust
                         Scudder.                      (2001)
                                                       Scudder Value Series,
                                                       Inc. (2001)

  Caroline Pearson (39)  Assistant Secretary;          Scudder Equity Trust
                         Managing Director,            (1998)
                         Scudder; formerly,            Scudder Value Series,
                         Associate, Dechert Price      Inc. (1998)
                         & Rhoads (law firm) 1989
                         to 1997.

--------
/(1)/ Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.
/(2)/ The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold office as the Trustees permit in accordance with the By-laws of the applicable Trust.

Q&A continued

--------------------------------------------------------------------------------

Q How will the Transaction with Deutsche Bank affect me as a Fund shareholder?

A Your investment in your Fund will not change as a result of the Transaction. You will still own the same shares in the same Fund, and the value of your investment will not change as a result of the Transaction with Deutsche Bank. Your Fund's investment management agreement will still be with Scudder, except that Scudder will be combined with Deutsche Bank's investment management organization and, as described more fully in the enclosed Proxy Statement, many of the personnel and resources of Deutsche Asset Management will be involved in managing your Fund.

The terms of the new investment management agreement are substantially identical to the terms of the current investment management agreement, except that Scudder would be authorized, subject to further Board approval, to appoint certain affiliates as sub-advisers. Scudder will retain full responsibility for the actions of any such sub-advisers.

Q Will the investment management fee rate be the same upon approval of the new investment management agreement?

A Yes, the investment management fee rate applicable to your Fund under the new investment management agreement is the same as that currently in effect.

Q How does my Fund's Board recommend that I vote?

A After careful consideration, the members of your Fund's Board, including those who are not affiliated with Scudder or Deutsche Bank, unanimously recommend that you vote in favor of the new investment management agreement. The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement under "Board Approval and Recommendation" and "Board Considerations" in Proposal 1.

Q Will my Fund pay for the proxy solicitation and legal costs associated with this Transaction?

A No, neither you nor your Fund will bear any costs associated with the proposed Transaction. Scudder has agreed to bear these costs.


--------------------------------------------------------------------------------

Q&A continued

--------------------------------------------------------------------------------

Q How can I vote my shares?

A You may choose from one of the following options as described in more detail on the proxy card(s):

..   by mail, using the enclosed proxy card(s) and return envelope;
..   by telephone, using the toll free number on your proxy card(s);
..   through the Internet, using the website address on your proxy card(s); or
..   in person at the shareholder meeting.

Q What should I do if I receive more than one proxy card?

A Because each Fund's shareholders must vote separately, you are being sent a proxy card for each Fund account that you have. Please vote on all applicable proposals shown on each proxy card that you receive.

Q Whom should I call for additional information about this Proxy Statement?

A Please call Georgeson Shareholder Communications, your Fund's information agent, at (866) 515-0333.


--------------------------------------------------------------------------------
                                                        SD Dreman/Contrarian #4

               SCUDDER
             INVESTMENTS

PO Box 219151, Kansas City, MO 64121-9151

*** CONTROL NUMBER: 999 999 999 999 99  ***

IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE

Fast, convenient, easy and generally available 24 hours a day!


     VOTE BY TELEPHONE                        VOTE ON THE INTERNET

1. Read the Proxy Statement and have this     1. Read the Proxy Statement and have this
   card on hand                                  card on hand
2. Call toll-free 1-888-221-0697              2. Go to www.proxyweb.com/Scudder
3. Enter the control number shown to the      3. Enter the control number shown to the
   left and follow the simple instructions       left and follow the simple instructions
4. Keep this card for your records            4. Keep this card for your records

FUND NAME PRINTS HERE

                                Special Meeting of Shareholders - March 28, 2002

I hereby appoint Philip J. Collora, John Millette, Caroline Pearson and Kathryn
L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on March 28, 2002 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof. I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

IF NOT VOTING ELECTRONICALLY, PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

Dated                                   , 2002
     -----------------------------------

-------------------------------
Signature(s) of Shareholder(s)

Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

LABEL BELOW FOR MIS USE ONLY!
ZURICH SCUDDER
ORIGINAL 2-05-02 KD
NANCY (SKLTSTMT)
REVIEW #1 2-05-02 KD
REVIEW #2 2-06-02 KD
REVIEW #3 2-08-02 KD
REVISION #1 2-11-02 KD
REVISION #2 2-13-02 KD

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

                            YOUR VOTE IS IMPORTANT!

   TO VOTE BY TOUCH-TONE PHONE OR INTERNET, SEE INSTRUCTIONS ON REVERSE SIDE.

This proxy, if If no instructions are indicated properly executed, on a properly executed proxy, the will be voted in proxy will be voted the manner directed. FOR approval of the proposals.

This proxy is solicited on behalf of your Fund's Board. The Board of each Fund recommends that shareholders proxy is vote FOR all Proposals.

PROPOSAL 1
----------
To approve a new investment management agreement for the Fund with Zurich Scudder Investments, Inc.

                         FOR   AGAINST   ABSTAIN

                         [ ]     [ ]       [ ]
PROPOSAL 2
----------
(For shareholders of Scudder Contrarian Fund, Scudder-Dreman High Return Equity Fund and Scudder-Dreman Small Cap Value Fund only) to approve the amendment and restatement of Scudder Value Series, Inc.'s Articles of Incorporation.

                         FOR   AGAINST   ABSTAIN

                         [ ]     [ ]       [ ]

PROPOSAL 3
----------
(For shareholders of Scudder-Dreman Financial Services Fund, Scudder-Dreman High Return Equity Fund and Scudder-Dreman Small Cap Value Fund only) to approve a new sub-advisory agreement for each fund between the Fund's investment manager and Dreman Value Management, L.L.C.

                         FOR   AGAINST   ABSTAIN

                         [ ]     [ ]       [ ]

The proxies are authorized to vote in their discretion on any other business that may properly come before the meeting and any adjournments or postponements thereof.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE